GLOBAL ASSET MANAGEMENT(R)

                                 GAM FUNDS, INC.


                                   PROSPECTUS

                                 APRIL 30, 1997


                                 GAM GLOBAL FUND

                             GAM INTERNATIONAL FUND

                             GAM PACIFIC BASIN FUND

                             GAM JAPAN CAPITAL FUND

                             GAM ASIAN CAPITAL FUND

                                 GAM EUROPE FUND

                             GAM NORTH AMERICA FUND

                              GAMERICA CAPITAL FUND



          GAM Funds, Inc. (the "Company") is a diversified open-end management investment company which offers investors the opportunity to invest in eight different portfolios (the "Funds") investing primarily in equity securities.

          This Prospectus sets forth concisely information a prospective investor should know about each GAM Fund before investing. Investors are advised to read and retain this Prospectus for future reference. The Company has filed a Statement of Additional Information dated April 30, 1997 with the Securities and Exchange Commission. Such Statement is incorporated by reference in this Prospectus, and is available without charge upon request at the address and telephone number indicated below.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 GAM FUNDS, INC.
                    135 East 57th Street, New York, NY 10022
                     Tel: (800) 426-4685 Fax: (212) 407-4684
                       Internet: http://www.usinfo.gam.com
                                     GAM(R)

--------------------------------------------------------------------------------
                           Table of Contents
--------------------------------------------------------------------------------



Summary  ...............................................................    1

Investor Expenses.......................................................    2

Financial Highlights....................................................    4

Investment Objectives and Policies and Risk Considerations..............   15

Shareholder Transactions and Services...................................   21

  Purchasing Shares.....................................................   21

  Selling Shares........................................................   24

  Exchanges.............................................................   24

  Other Account Services................................................   25

  Dividends and Tax Matters.............................................   26

Management of the Funds.................................................   26

Description of Shares...................................................   29

Additional Information..................................................   29

Purchase Application.............................................  Back Cover

--------------------------------------------------------------------------------
                                SUMMARY
--------------------------------------------------------------------------------

        INVESTMENT OBJECTIVE AND POLICIES. The investment objective of each Fund is to seek long-term capital appreciation. Each Fund seeks to achieve this objective by investing in the particular geographic region established pursuant to its own investment policy. Each Fund employs its own strategy and has its own risk/reward profile. The Funds are not guaranteed to achieve their objective.


        PRINCIPAL RISKS. GAM International, Europe, Pacific Basin, Asian Capital and Japan Capital Funds will invest primarily in securities of foreign issuers, and GAM Global and North America Funds and, to a lesser extent, GAMerica Capital Fund, may invest in securities of foreign issuers. Generally, investments in securities of foreign issuers involve greater risks than investments in United States issuers. Certain investment techniques that may be utilized by the Funds, such as hedging and leveraging techniques, also involve risk. Because investors could lose money by investing in the Funds, investors should be sure to read and understand these and all risk factors associated with an investment in the Funds.


        INVESTMENT ADVISERS AND UNDERWRITER. The Funds are managed by GAM International Management Limited, a London-based affiliate of the Global Asset Management (GAM) Group of companies, an international investment advisory organization with approximately $9.3 billion under management and offices or affiliates in Bermuda, New York, London, Zurich, Hong Kong, Singapore,
Edinburgh, Dublin and the Isle of Man. Fayez Sarofim & Co., which serves as co-investment adviser for GAM North America Fund, is based in Houston, Texas and manages aggregate assets of approximately $38 billion. GAM Services, Inc., an affiliate of GAM, serves as principal underwriter for the Funds' shares. Shares are continuously offered to the public through securities dealers and other financial services firms that have entered into an agreement with GAM Services to sell shares of the Funds.


        MINIMUM INVESTMENT/SALES CHARGES. The minimum initial investment is $5,000 ($2,000 for IRA accounts); shareholders may make subsequent purchases for as little as $500. Purchases of shares may be subject to a maximum sales charge of 5% of the purchase price in the case of Class A shares, and 3.5% in the case of Class D shares.


        DIVIDENDS AND DISTRIBUTIONS. Each Fund intends to distribute annually all of its net investment income and net realized capital gains. Dividends and distributions may be reinvested automatically without a sales load.


        ADDITIONAL FUND FEATURES. The Funds offer Exchanges at Net Asset Value, Reduced Sales Charges through a Statement of Intention and Rights of Accumulation; Telephone Exchanges and Redemptions; Automatic Investment and Systematic Withdrawal Plans; and money market investment privileges through the GAM Money Market Account.

INVESTOR EXPENSES

Fund investors pay various expenses either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

---------------------------------------------------------------------------------------------------------------
                                               INTERNATIONAL              GLOBAL                PACIFIC BASIN
                                          CLASS A     CLASS D*     CLASS A    CLASS D*      CLASS A    CLASS D*
 SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed On
    Purchases (as a percentage of offering
    price) (1)                                 5%         3.5%          5%        3.5%           5%        3.5%


    Maximum Deferred Sales Charge        None (2)         None    None (2)        None     None (2)        None


 ANNUAL FUND OPERATING EXPENSES
    (as a percentage of Average Net Assets)


    Management Fees (after expense
    reimbursement)                          1.00%        1.00%       1.00%       1.00%        1.00%       1.00%


    12b-1 Fees (4)                          0.30%        0.50%       0.30%       0.50%        0.30%       0.50%


    Other Expenses (5)                      0.49         0.41        1.19        1.23         0.69        0.63


 Total Fund Operating Expenses (4)          1.79%        1.91%       2.49%       2.73%        1.99%       2.13%
                                            ====         ====        ====        ====         ====        ====
---------------------------------------------------------------------------------------------------------------


* Class D shares are currently offered only by GAM International Fund, GAM Global Fund and GAM Pacific Basin Fund.



---------------------------------------------------------------------------------------------------------------
                                                        NORTH        JAPAN     GAMERICA       ASIAN
                                           EUROPE      AMERICA      CAPITAL     CAPITAL      CAPITAL

                                           CLASS A     CLASS A      CLASS A     CLASS A      CLASS A
 SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed On
    Purchases (as a percentage of offering
    price) (1)                                 5%           5%          5%          5%           5%


    Maximum Deferred Sales Charge        None (2)     None (2)    None (2)    None (2)     None( 2)


 ANNUAL FUND OPERATING EXPENSES
    (as a percentage of Average Net Assets)


    Management Fees (after expense
    reimbursement)                          1.00%        1.00%       1.00%         0%(3)      0.40%(3)


    12b-1 Fees (4)                          0.30%        0.30%       0.30%       0.30%        0.30%


    Other Expenses (5)                      0.82%        1.54%       0.77%       5.09%        2.51%


 Total Fund Operating Expenses (4)          2.12%        2.84%       2.07%       5.39%        3.21%
                                            ====         ====        ====        ====         ====
---------------------------------------------------------------------------------------------------------------


EXAMPLE

The table below shows what an investor would pay if he or she invested $1,000 over the various time frames indicated. The example assumes reinvestment of all dividends, an average annual return of 5%, and that "Total Fund Operating Expenses" remain the same each year.

--------------------------------------------------------------------------------

             INTERNATIONAL             GLOBAL                PACIFIC BASIN

          CLASS A      CLASS D   CLASS A     CLASS D      CLASS A      CLASS D

1 Year      $67          $54       $74         $62          $69         $56

3 Year      104           93       124         117          109          99

5 Year      142          135       176         174          152         145

10 Year     250          250       318         330          270         273

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                         NORTH       JAPAN     GAMERICA       ASIAN
            EUROPE      AMERICA     CAPITAL     CAPITAL      CAPITAL

            CLASS A     CLASS A     CLASS A     CLASS A      CLASS A

1 Year       $70          $77         $70       $ 101         $ 81

3 Year       113          134         112         203          144

5 Year       158          192         156         304          209

10 Year      283          351         278         552          384
--------------------------------------------------------------------------------


This example is for comparison purposes only and is not a representation of actual expenses and returns, either past or future.

NOTES TO TABLES


(1) The sales charge is reduced for investments of $100,000 or more, declining to zero for large order purchases of $1 million or more. The sales charge may be waived for certain investors. See "Shareholder Transactions and Services - Purchasing Shares."


(2) Except for investments of $1 million or more. See "Shareholder Transactions and Services -- Purchasing Shares".

(3) In the absence of an expense reimbursement, the management fee for each of GAMerica Capital Fund and GAM Asian Capital Fund would have been 1.0%, resulting in total expenses of 6.39% and 3.81%, respectively.


(4) 12b-1 Fees, Total Fund Operating Expenses and the Example for Class A shares have been restated to reflect adoption by the Funds, effective October 9, 1996, of a 12b-1 Plan of Distribution for Class A shares providing for payments of 0.30% annually of the average daily net assets represented by Class A shares of each Fund. 12b-1 fees for Class D shares were introduced in 1995. Class D shares may pay up to 0.50% of average daily net assets annually pursuant to the 12b-1 Plan. Because of the 12b-1 fee, long term shareholders of Class D shares may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


(5) Other expenses include custodian, transfer agent, administrative, legal and accounting fees and expenses. The Funds' expense ratios may be higher than those of most registered investment companies since the cost of maintaining custody of foreign securities is higher than those for most domestic funds and the rate of the advisory fee paid by each Fund exceeds that of most registered investment companies.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Unless otherwise noted, the selected financial information below is for the fiscal periods ending December 31 of each year. The accounting firm of Coopers & Lybrand L.L.P. audited the Funds' financial statements for the year ended December 31, 1996. Their report is included in the Funds' Annual Report, which contains further information about the performance of the Funds. A copy of the Annual Report is incorporated by reference into the Statement of Additional Information and available at no charge upon request to the Funds. The Funds' financial statements for periods prior to 1996 were audited by other independent accountants. Expense and income ratios and portfolio turnover rates have been annualized for periods less than one year. Total returns for periods of less than one year are not annualized.



----------------------------------------------------------------------------------------------------------------
  GAM INTERNATIONAL FUND                                    For the Periods

                                                                            05-Sept-95+
                                                                                     to
                                              1996         1996        1995   31-Dec-95         1994        1993
                                           Class A      Class D     Class A     Class D      Class A     Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period                     $21.37       $21.35      $17.21      $20.46       $23.90      $14.56
                                       -----------  ----------- ----------- -----------  ----------- -----------

 Income from investment operations
 Net investment income                        0.57         0.45        0.52        0.10         0.34        0.25
 Net realized and unrealized
    gain/(loss) on investments                1.34         1.32        4.64        1.78        (2.58)      10.38
                                       -----------  ----------- ----------- -----------  ----------- -----------

 Total from investment operations             1.91         1.77        5.16        1.88        (2.24)      10.63
                                       -----------  ----------- ----------- -----------  ----------- -----------
 Less distributions
 Dividends from net
    investment income                        (0.09)       (0.01)      (0.47)      (0.46)       (0.66)      (0.34)
 Distributions from net realized gains       (0.04)       (0.04)      (0.53)      (0.53)       (3.79)      (0.95)
                                       -----------  ----------- ----------- -----------  ----------- -----------
 Total distributions                         (0.13)       (0.05)      (1.00)      (0.99)       (4.45)      (1.29)
                                       -----------  ----------- ----------- -----------  ----------- -----------
 Net asset value
    End of period                           $23.15       $23.07      $21.37      $21.35       $17.21      $23.90
                                       ===========  =========== =========== ===========  =========== ===========

 TOTAL RETURN
    (without deduction of sales load)        8.98%        8.33%      30.09%       9.26%      (10.23%)     79.96%

 Net assets, end of period
    (000 omitted)                       $1,009,819      $38,716    $560,234      $8,714     $158,336     $80,776

 RATIOS TO AVERAGE NET ASSETS:
    Expenses                                 1.56%        2.06%       1.57%       2.22%        1.60%       1.99%
    Net investment income                    2.70%        2.13%       3.89%       1.90%        2.74%       2.28%
 Portfolio turnover rate                       82%          82%      34.97%      34.97%      110.48%      98.45%
 Average Commission Rate Paid               0.0202       0.0202          --          --           --          --

 BANK LOANS
 Amount outstanding at end of period
    (000 omitted)                               --           --          --          --           --      $9,557
 Average amount of bank loans
    outstanding during the period
    (000 omitted)                               --           --          --          --           --      $2,042
 Average number of shares outstanding
    during the period (monthly average)
    (000 omitted)                               --           --          --          --           --       2,700
 Average amount of debt per share
    during the period                           --           --          --          --           --       $0.76

----------------------------------------------------------------------------------------------------------------

+  Commencement of offering of Class D shares.




-------------------------------------------------------------------------------------------------------------------
                                                                            For the Periods


                                                 1992         1991        1990        1989         1988        1987
                                              Class A      Class A     Class A     Class A      Class A     Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period                        $14.86       $12.87      $17.02      $14.81       $13.29      $21.91
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Income from investment operations
 Net investment income                           0.71         0.36        0.17        0.03         0.04        0.11
 Net realized and unrealized
    gain/(loss) on investments                   0.28         1.64       (1.41)       3.21         2.72        2.38
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Total from investment operations                0.43         2.00       (1.24)       3.24         2.76        2.49
                                          -----------  ----------- ----------- -----------  ----------- -----------
 Less distributions
 Dividends from net
    investment income                           (0.43)       (0.01)         --          --        (0.06)      (0.23)
 Distributions from net realized gains          (0.30)          --       (2.91)      (1.03)       (1.18)     (10.88)
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Total distributions                            (0.73)       (0.01)      (2.91)      (1.03)       (1.24)     (11.11)
                                          -----------  ----------- ----------- -----------  ----------- -----------
 Net asset value
    End of period                              $14.56       $14.86      $12.89      $17.02       $14.81      $13.29
                                          ===========  =========== =========== ===========  =========== ===========

 TOTAL RETURN
    (without deduction of sales load)           3.08%       15.56%      (7.30%)     22.46%       21.51%      12.05%

 Net assets, end of period
    (000 omitted)                             $41,032      $40,355     $23,450     $20,537      $19,638     $21,167

 RATIOS TO AVERAGE NET ASSETS
    Expenses                                    2.03%        2.11%       2.30%       2.74%        2.76%       2.23%
    Net investment income                       4.85%        3.25%       1.32%       0.19%        0.27%       0.38%
 Portfolio turnover rate                      109.16%      160.67%     253.89%      32.52%       22.86%      79.58%
 Average Commission Rate Paid                     --           --          --          --           --          --

 BANK LOANS
 Amount outstanding at end of period
    (000 omitted)                              $2,743           --         --          --           --          --
 Average amount of bank loans
 outstanding during the period
    (000 omitted)                                $901           --         --          --           --          --
 Average number of shares outstanding
 during the period (monthly average)
    (000 omitted)                               2,790           --         --          --           --          --
 Average amount of debt per share
    during the period                           $0.32           --         --          --           --          --

------------------------------------------------------------------------------------------------------------------



* Per share amounts for years ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective December 19, 1995.



-------------------------------------------------------------------------------------------------------------------
  GAM GLOBAL FUND

                                                               For the Periods
                                                                                05-Sep-95+
                                                                                        to
                                                 1996         1996        1995   31-Dec-95         1994        1993
                                              Class A      Class D     Class A     Class D      Class A     Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period                        $13.51       $13.48      $10.60      $13.46       $17.92      $10.33
                                          -----------  ----------- ----------- -----------  ----------- -----------
 Income from investment operations
 Net investment income                           0.16         0.07        0.35          --         0.19        0.24
 Net realized and unrealized
    gain/(loss) on investments                   1.55         1.47        3.48        0.92        (2.94)       7.46
                                          -----------  ----------- ----------- -----------  ----------- -----------
 Total from investment operations                1.71         1.54        3.83        0.92        (2.75)       7.70
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Dividends from net
    investment income                           (0.08)       (0.01)      (0.30)      (0.28)       (0.49)      (0.11)
 Distributions from net realized gains          (0.79)       (0.79)      (0.62)      (0.62)       (4.08)         --
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Total distributions                            (0.87)       (0.80)       0.92       (0.90)       (4.57)      (0.11)
                                          -----------  ----------- ----------- -----------  ----------- -----------
 Net asset value
    End of period                              $14.35       $14.22      $13.51      $13.48       $10.60      $17.92
                                          ===========  =========== =========== ===========  =========== ===========

 TOTAL RETURN
    (without deduction of sales load)          12.74%       11.54%      36.25%       6.97%      (16.15%)     75.30%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                             $19,583         $815     $26,161        $295      $19,940     $33,416
 Ratios to average net assets
    Expenses                                    2.26%        2.88%       2.16%       2.81%        2.29%       2.68%
    Net investment income/(loss)                1.17%        0.52%       2.96%      (0.09%)       0.91%       1.88%
 Portfolio turnover rate                         107%         107%      60.18%      60.18%      123.33%     106.73%
 Average Commission Rate Paid                  0.0255       0.0255          --          --           --          --

 BANK LOANS
 Amount outstanding at end of period               --           --          --          --           --      $2,165
    (000 omitted)
 Average amount of bank loans
 outstanding during the period
    (000 omitted)                                  --           --          --          --           --      $2,600
 Average number of shares outstanding
    during the period (monthly average)
    (000 omitted)                                  --           --          --          --           --       1,780
 Average amount of debt per share
    during the period                              --           --          --          --           --      $ 1.48
-------------------------------------------------------------------------------------------------------------------

+  Commencement of offering of Class D shares.



-------------------------------------------------------------------------------------------------------------------
                                                                         For the Periods

                                                 1992         1991        1990        1989         1988        1987
                                              Class A      Class A     Class A     Class A      Class A     Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
 Beginning of period                           $11.37       $10.28      $13.14      $11.08        $9.26      $10.47
                                          -----------  ----------- ----------- -----------  ----------- -----------
 Income from investment operations
 Net investment income                           0.64         0.28        0.06        0.04        (0.01)       0.12
 Net realized and unrealized
    gain/(loss) on investments                ($ 1.15)      $ 0.81       (1.54)       2.56         2.25       (0.38)
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Total from investment operations               (0.51)        1.09       (1.48)       2.60         2.24       (0.26)
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Dividends from net
    investment income                           (0.28)          --          --       (0.03)          --       (0.12)
 Distributions from net realized gains          (0.25)          --       (1.38)      (0.51)       (0.42)      (0.83)
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Total distributions                            (0.53)          --       (1.38)      (0.54)       (0.42)      (0.95)
                                          -----------  ----------- ----------- -----------  ----------- -----------
 Net asset value
    End of period                              $10.33       $11.37      $10.28      $13.14       $11.08       $9.26
                                          ===========  =========== =========== ===========  =========== ===========

 TOTAL RETURN
    (without deduction of sales load)          (4.65%)      10.61%     (11.26%)     24.20%       25.04%      (2.47%)

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                             $19,763      $23,990     $23,577     $22,794      $17,805     $18,229
 Ratios to average net assets
    Expenses                                    2.37%        2.33%       2.45%       2.68%        2.94%       2.09%
    Net investment income/(loss)                5.25%        2.20%       0.58%       0.36%       (0.05%)      0.90%
 Portfolio turnover rate                      118.41%      180.52%     250.46%      31.28%       34.09%      67.35%
 Average Commission Rate Paid                     --           --          --          --           --           --

 BANK LOANS
 Amount outstanding at end of period
    (000 omitted)                              $9,010           --          --          --           --      $1,900
 Average amount of bank loans
 outstanding during the period
    (000 omitted)                              $1,401           --          --          --           --        $158
 Average number of shares outstanding
 during the period (monthly average)
    (000 omitted)                               2,130           --          --          --           --       2,200
 Average amount of debt per share
    during the period                           $0.66           --          --          --           --       $0.72

-------------------------------------------------------------------------------------------------------------------


* Per share amounts for periods ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective December 19, 1995.


-------------------------------------------------------------------------------------------------------------------
  GAM PACIFIC BASIN FUND
                                                               For the Periods
                                                                                05-Sep-95+
                                                                                        to
                                                 1996         1996        1995   31-Dec-95         1994        1993
                                              Class A      Class D     Class A     Class D      Class A     Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period                        $16.97       $16.96      $17.62      $17.36       $19.20      $13.14
                                          -----------  ----------- ----------- -----------  ----------- -----------
 Income from investment operations
 Net investment income/(loss)                    0.04        (0.10)         --       (0.02)       (0.05)      (0.03)
 Net realized and unrealized
    gain/(loss) on investments                  (0.11)       (0.11)       0.61        0.26         1.36        6.57
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Total from investment operations               (0.07)       (0.21)       0.61        0.24         1.31        6.54
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Less distributions
 Dividends from net
    investment income                           (0.74)       (0.65)         --          --           --       (0.04)
 Distributions from net realized gains          (0.90)       (0.90)      (1.26)      (0.64)       (2.89)      (0.44)
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Total distributions                            (1.64)       (1.55)      (1.26)      (0.64)       (2.89)      (0.48)
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Net asset value
    End of period                              $15.26       $15.20      $16.97      $16.96       $17.62      $19.20
                                          ===========  =========== =========== ===========  =========== ===========

 TOTAL RETURN
    (without deduction of sales load)          (0.39%)      (1.19%)      4.50%       2.35%        7.41%      51.52%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                             $49,808       $1,878     $53,944      $1,547      $48,527     $40,719
 Ratios to average net assets
    Expenses                                    1.76%        2.28%       1.98%       2.63%        1.78%       1.93%
    Net investment income                       0.22%       (0.57%)     (0.07%)     (1.49%)      (0.35%)     (0.29%)
 Portfolio turnover rate                          46%          46%      64.01%      64.01%       29.11%      91.07%
 Average Commission Rate Paid                  0.0251       0.0251
-------------------------------------------------------------------------------------------------------------------


+  Commencement of offering of Class D shares.



-------------------------------------------------------------------------------------------------------------------

                                                                            For the Periods
                                                                                                        ++06-May-87
                                                                                                                 to
                                                 1992         1991        1990        1989         1988   31-Dec-87
                                              Class A      Class A     Class A     Class A      Class A     Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period                        $13.77       $11.93      $14.21      $10.16        $8.25      $10.00
                                          -----------  ----------- ----------- -----------  ----------- -----------
 Income from investment operations
 Net investment income                           0.01         0.17       (0.04)      (0.22)       (0.41)      (0.19)
 Net realized and unrealized
    gain/(loss) on investments                  (0.06)        1.81       (1.11)       4.61        (2.32)      (1.56)
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Total from investment operations               (0.05)       (1.98)      (1.15)       4.39         1.91       (1.75)
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Less distributions
 Dividends from net
    investment income                           (0.09)          --          --          --           --          --
 Distributions from net realized gains          (0.49)       (0.14)      (1.13)      (0.34)          --          --
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Total distributions                            (0.58)       (0.14)      (1.13)      (0.34)          --          --
                                          -----------  ----------- ----------- -----------  ----------- -----------

 Net asset value
    End of period                              $13.14       $13.77      $11.93      $14.21       $10.16       $8.25
                                          ===========  =========== =========== ===========  =========== ===========

 TOTAL RETURN
    (without deduction of sales load)          (0.37%)      16.71%      (8.21%)     43.34%       23.21%     (17.55%)

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                             $28,206      $35,849     $20,811      $7,490       $4,341      $3,689
 Ratios to average net assets
    Expenses                                    2.03%        2.29%       3.74%       5.93%        5.92%       6.80%
    Net investment income/(loss)                0.09%        0.78%      (0.31%)     (3.39%)      (3.29%)     (4.47%)
 Portfolio turnover rate                       74.78%       78.80%     103.05%     152.89%      147.87%      85.53%
 Average Commission Rate Paid
-------------------------------------------------------------------------------------------------------------------



* Per share amounts for periods ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective December 19, 1995.
++ Commencement of operations



--------------------------------------------------------------------------------------------------------------------
  GAM EUROPE FUND

                                                                     For the Periods
                                                                                                          +01-Jan-90
                                                                                                                  to
                                              1996       1995       1994       1993       1992       1991  31-Dec-90
                                           Class A    Class A    Class A    Class A    Class A    Class A    Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period                     $10.04      $8.66      $8.93      $7.34      $8.33      $8.39     $10.00
                                            ------      -----      -----      -----      -----      -----     ------
 Income from investment operations
 Net investment income                        0.07       0.07         --       0.24       0.40       0.22      (0.02)
 Net realized and unrealized
    gain/(loss) on investments                2.06       1.38      (0.27)      1.41      (0.78)     (0.28)     (1.59)
                                            ------      -----      -----      -----      -----      -----     ------


 Total from investment operations             2.13       1.45      (0.27)      1.65      (0.38)     (0.06)     (1.61)
                                            ------      -----      -----      -----      -----      -----     ------
 Less distributions
 Dividends from net
    investment income                        (0.01)     (0.06)        --      (0.06)     (0.22)        --         --
 Distributions from net realized gains       (0.31)     (0.01)        --         --      (0.39)        --         --
                                            ------      -----      -----      -----      -----      -----     ------

 Total distributions                         (0.32)     (0.07)        --      (0.06)     (0.61)        --         --
                                            ------      -----      -----      -----      -----      -----     ------
 Net asset value
    End of period                           $11.85     $10.04      $8.66      $8.93      $7.34      $8.33      $8.39
                                            ======     ======      =====      =====      =====      =====      =====

 TOTAL RETURN
    (without deduction of sales load)        21.32%     16.77%     (3.11%)    22.68%     (4.91%)    (0.70%)   (16.07%)

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                          $25,127    $22,961    $32,233    $14,398    $17,264    $13,558     $9,186
 Ratios to average net assets
    Expenses                                 1.89%      2.12%      2.35%      2.64%      2.47%      2.76%      3.57%
    Net investment income/(loss)             0.59%      0.75%      0.06%      1.05%      5.06%      2.17%     (0.22%)
 Portfolio turnover rate                       76%    145.16%     74.96%    181.51%     72.20%    232.55%    325.62%
 Average Commission Rate Paid               0.0168         --         --         --         --         --         --

 BANK LOANS
 Amount outstanding at end of period            --         --         --     $1,860     $1,177         --         --
    (000 omitted)
 Average amount of bank loans
    outstanding during the period
    (000 omitted)                               --       $123         --       $521       $347         --         --
 Average number of shares outstanding
    during the period (monthly average)
    (000 omitted)                               --      3,900         --      1,680      2,400         --         --
 Average amount of debt per share
    during the period                           --      $0.32         --      $0.31      $0.14         --         --
--------------------------------------------------------------------------------------------------------------------



* Per share amounts for periods ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective December 19, 1995.
+  Commencement of operations


--------------------------------------------------------------------------------------------------------------------
  GAM NORTH AMERICA FUND


                                                                    For the Periods


                                              1996       1995       1994       1993       1992       1991      +1990
                                           Class A    Class A    Class A    Class A    Class A    Class A    Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period                     $11.93     $ 9.14     $12.80     $13.63     $13.35     $10.21     $10.00
                                            ------     ------     ------     ------     ------     ------     ------
 Income from investment operations
 Net investment income (loss)                (0.05)        --       0.04       0.19       0.07       0.06      (0.22)
 Net realized and unrealized
    gain/(loss) on investments                2.93       2.83       0.23      (0.46)      0.25       3.08       0.43
                                            ------     ------     ------     ------     ------     ------     ------

 Total from investment operations             2.88       2.83       0.27      (0.27)      0.32       3.14       0.21
                                            ------     ------     ------     ------     ------     ------     ------

 Less distributions
 Dividends from net
    investment income                           --         --      (0.23)     (0.07)     (0.03)        --         --
 Distributions from net realized gains       (1.25)     (0.04)     (3.70)     (0.49)     (0.01)        --         --
                                            ------     ------     ------     ------     ------     ------     ------

 Total distributions                         (1.25)     (0.04)     (3.93)     (0.56)     (0.04)        --         --
                                            ------     ------     ------     ------     ------     ------     ------
 Net asset value
    End of period                           $13.56     $11.93     $ 9.14     $12.80     $13.63     $13.35     $10.21
                                            ======     ======     ======     ======     ======     ======     ======

 TOTAL RETURN
    (without deduction of sales load)        24.10%     30.90%      2.97%     (2.09%)     2.42%     30.69%     2.14%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                           $5,853     $5,981     $1,887     $3,289    $11,781    $12,290     $1,862
 Ratios to average net assets
    Expenses, net of reimbursement           2.61%**    2.98%**    2.54%      2.10%      2.43%     2.96%**    11.52%
    Net investment income                   (0.39%)     0.01%      0.37%      0.69%      0.47%      0.45%     (5.49%)
 Portfolio turnover rate                        9%      8.57%      3.00%      3.42%     20.38%      3.44%      0.00%
 Average Commission Rate Paid                0.06

--------------------------------------------------------------------------------------------------------------------

 * Per share amounts for years ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective December 19, 1995.
** In the absence of the expense reimbursement, expenses on an annualized basis would have represented 3.27%, 5.81% and 14.31% of the average net assets, respectively, for the years ended December 31, 1995, 1994 and 1990.
+ Commenced operations January 1, 1990. Fayez Sarofim & Co. was appointed co-investment adviser of the Fund effective June 20, 1990.

--------------------------------------------------------------------------------

  GAM JAPAN CAPITAL FUND


                                                  For the Periods


                                                                     +01-Jul-94
                                                                             to
                                              1996          1995      31-Dec-94
                                           Class A       Class A        Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period                     $10.16        $ 9.62         $10.00
                                         ---------   -----------    -----------
 Income from investment operations
 Net investment income                       (0.05)        (0.07)          0.02
 Net realized and unrealized
    gain/(loss) on investments                0.07          0.69          (0.40)
                                         ---------   -----------    -----------

 Total from investment operations             0.02          0.62          (0.38)
                                         ---------   -----------    -----------
 Less distributions
 Dividends from net investment
    income                                   (0.70)        (0.05)            --
 Distributions from net realized gains       (0.09)        (0.03)            --
                                         ---------   -----------    -----------

 Total distributions                         (0.79)        (0.08)            --
                                         ---------   -----------    -----------
 Net asset value
    End of period                            $9.39        $10.16          $9.62
                                         =========   ===========    ===========

 TOTAL RETURN
    (without deduction of sales load)        0.15%         6.45%         (3.77%)

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                          $36,504       $13,600         $9,406
 Ratios to average net assets
    Expenses, net of reimbursement            1.84       **3.61%          2.19%
    Net investment income/(loss)            (0.50%)       (2.35%)         0.70%
 Portfolio turnover rate                       23%       122.38%          7.02%
 Average Commission Rate Paid               0.0697            --             --
--------------------------------------------------------------------------------


 * Per share amounts for periods ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective December 19, 1995.


** In the absence of the expense  reimbursement,  for the period ended  December
   31, 1995, expenses on an annualized basis would have represented 4.61% of the average net assets.
 + Commencement of operations

--------------------------------------------------------------------------------
  GAMERICA CAPITAL FUND


                                                  For the Periods


                                                            +12-May-95
                                                                    to
                                                    1996     31-Dec-95
                                                 Class A       Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)

 Net asset value
    Beginning of period                           $10.03        $10.00
                                             -----------   -----------
 Income from investment operations
 Net investment income (loss)                      (0.42)         0.07
 Net realized and unrealized
    gain/(loss) on investments                      2.22          0.07
                                             -----------   -----------

 Total from investment operations                   1.80          0.14
                                             -----------   -----------
 Less distributions
 Dividends from net investment
    income                                            --         (0.07)
 Distributions from net realized gains             (1.01)        (0.04)
                                             -----------   -----------

 Total distributions                               (1.01)        (0.11)
                                             -----------   -----------
 Net asset value
    End of period                                 $10.82        $10.03
                                             ===========   ===========

 TOTAL RETURN
    (without deduction of sales load)             18.31%         1.38%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                                $ 1,924       $ 3,029
 Ratios to average net assets
    Expenses, net of reimbursement*                5.16%         3.73%
    Net investment income/(loss)                  (3.79%)        1.36%
 Portfolio turnover rate                             27%        10.90%
 Average Commission Rate Paid                    0.0533            --
--------------------------------------------------------------------------------
+  Commencement of operations


* In the absence of the expense reimbursement, for the period ended December 31, 1995 and the year ended December 31, 1996, expenses on an annualized basis would have represented 4.73% and 6.16%, respectively, of the average net assets.

--------------------------------------------------------------------------------
  GAM ASIAN CAPITAL FUND


                                                   For the Periods


                                                            +12-May-95
                                                                    to
                                                    1996     31-Dec-95
                                                 Class A       Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)

 Net asset value
    Beginning of period                            $9.53        $10.00
                                             -----------   -----------
 Income from investment operations
 Net investment income (loss)                      (0.07)        (0.01)
 Net realized and unrealized
    gain/(loss) on investments                      0.38         (0.42)
                                             -----------   -----------
 Total from investment operations                   0.31         (0.43)
                                             -----------   -----------

 Less distributions
 Dividends from net
    investment income                                 --            --
 Distributions from net realized gains             (0.01)        (0.04)
                                             -----------   -----------

 Total distributions                               (0.01)        (0.04)
                                             -----------   -----------
 Net asset value
    End of period                                  $9.83         $9.53
                                             ===========   ===========
 TOTAL RETURN
    (without deduction of sales load)              3.28%        (4.25%)

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                                 $5,629        $5,560
 Ratios to average net assets
    Expenses, net of reimbursement*                2.98%         3.11%
    Net investment income/(loss)                  (0.75%)       (0.17%)
 Portfolio turnover rate                             86%        17.01%
 Average Commission Rate Paid                    0.0124            --
--------------------------------------------------------------------------------
+  Commencement of operations
* In the absence of the expense reimbursement, for the period ended December 31, 1995 and the year ended December 31, 1996, expenses on an annualized basis would have represented 3.95% and 3.58%, respectively, of the average net assets.

PERFORMANCE INFORMATION

        The Funds may advertise performance information representing each Fund's total return for the periods indicated. Total return includes changes in the net asset value of each Fund's shares and assumes reinvestment of all dividends and capital gains distributions. Total return therefore reflects the expenses of each Fund, but does not reflect any taxes due on dividends or distributions paid to shareholders. The Funds may advertise total return both before and after deduction of the sales load.

        Past results may not be indicative of future performance. The investment return and principal value of shares of each Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
           Investment Objectives and Policies and Risk Considerations
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND POLICIES


        Each Fund's investment objective is to seek long-term capital appreciation. To pursue this goal, each Fund has adopted an investment policy relating to a particular geographic region in which it intends to invest a substantial portion of its assets. The policy of each Fund is described below.
        Although the Funds generally intend to purchase securities for long-term investment, each Fund may also engage in short-term trading based upon changes affecting a particular company, industry, country or region or changes in general market, economic or political conditions. Generally, each Fund expects to achieve its objective by investing in equity securities (which include but are not limited to common and preferred stocks and warrants). However, if it is determined that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, then a Fund may be substantially invested in debt securities of companies or governments and their agencies and instrumentalities. Each Fund is not required to maintain any particular proportion of equity or debt securities in its portfolio. Any dividend or interest income realized by a Fund on its investments will be incidental to its goal of long-term capital appreciation.
        The investment objective of each Fund and the investment policies set forth below may be changed by the Board of Directors upon written notice to the shareholders of the affected Fund(s). If there is a change in objective, shareholders should consider whether the Fund remains an appropriate investment. In light of each Fund's investment objective and anticipated portfolio, each Fund should be considered as a vehicle for diversification and not as a balanced investment program. There is no assurance that each Fund will achieve its investment objective.


        Each Fund has adopted the following investment policy relating to the geographic areas in which it may invest. In the case of the GAM Pacific Basin, Japan Capital, Asian Capital, Europe, North America and GAMerica Capital Funds, each Fund intends to invest substantially all of its assets in the region dictated by its investment policy and, under normal market circumstances, will invest at least 65% of its total assets in securities of companies or governments in the relevant geographic area.


        GAM GLOBAL FUND may invest in securities issued by companies in any country of the world, including the United States, and will normally invest in securities issued by companies in the United States, Canada, the United Kingdom, Continental Europe and the Pacific Basin. Under normal market conditions, GAM Global Fund will invest in securities of companies in at least three different countries.
        GAM INTERNATIONAL FUND may invest in securities issued by companies in any country other than the United States and will normally invest in securities issued by companies in Canada, the United Kingdom, Continental Europe and the Pacific Basin. Under normal market conditions, GAM International Fund will invest in securities of companies in at least three foreign countries. For temporary defensive purposes, GAM International Fund may invest in debt securities of United States companies and the United States government and its agencies and instrumentalities.
        GAM PACIFIC BASIN FUND may invest primarily in securities of companies in the Pacific Basin, including Japan, Hong Kong, Singapore, Malaysia, Thailand, Vietnam, Indonesia, the Philippines, Korea, China, Taiwan, India, Australia and New Zealand.
        GAM JAPAN CAPITAL FUND may invest primarily in securities of companies in Japan.
        GAM ASIAN CAPITAL FUND may invest primarily in securities issued by companies in Asia other than Japan. Countries in Asia include Hong Kong, Singapore, Malaysia, Thailand, Vietnam, Indonesia, the Philippines, Korea, China, Taiwan, India, Myanmar, Pakistan, Bangladesh and Sri Lanka.

        GAM EUROPE FUND may invest primarily in securities issued by companies in Europe, including the United Kingdom, Ireland, France, Germany, Denmark, Norway, Sweden, Finland, Iceland, Switzerland, Austria, Belgium, Spain, Portugal, Italy, Greece, Hungary, Poland, the Czech Republic and Slovakia.

        GAM NORTH AMERICA FUND may invest primarily in securities issued by companies in the United States and Canada.

        GAMERICA CAPITAL FUND may invest primarily in securities of companies in the United States.

        A company will be considered to be in or from a particular country for purposes of the preceding paragraphs if (a) at least 50% of the company's assets are located in the country or at least 50% of its total revenues are derived from goods or services produced in the country or sales made in the country; (b) the principal trading market for the company's securities is in the country; or
(c) the company is incorporated under the laws of the country.
        Each Fund will seek investment opportunities in all types of companies, including smaller companies in the earlier stages of development. In making investment decisions, each Fund will rely on the advice of its Investment Adviser(s) and its own judgment rather than on any specific objective criteria.
        The debt securities in which each Fund may invest are not required to have any rating and may include securities of companies in default of interest or principal payment obligations. None of the Funds may invest more than 5% of its assets in debt securities which are rated lower than "investment grade" by a rating service. Debt securities rated in the lowest "investment grade" by a rating service (e.g., bonds rated BBB by S&P) or lower have speculative characteristics, and changes in economic or other circumstances are more likely to lead to a weakened capacity of the issuers of such securities to make principal or interest payments than issuers of higher grade securities. A decrease in the rating of debt securities held by a Fund may cause the Fund to have more than 5% of its assets invested in debt securities which are not "investment grade". In such a case, the Fund will not be required to sell such debt securities.
        Each Fund may, for temporary defensive purposes, invest in short-term debt securities of foreign and United States companies, foreign governments and the United States government, its agencies and instrumentalities, as well as in money market instruments denominated in United States dollars or a foreign currency. These money market instruments include negotiable or short-term deposits with domestic or foreign banks with total assets of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Directors.


        In order to have funds available for redemption and investment opportunities, each Fund may hold a portion of its portfolio in cash or United States and foreign money market instruments. At no point in time will more than 35% of each Fund's portfolio be so invested and/or held in cash except when the Fund is in a temporary defensive posture.
        The Funds' portfolio securities are generally purchased on stock exchanges and in over-the-counter markets in the countries in which the principal offices of the issuers of such securities are located. The Funds may also invest in both sponsored and unsponsored American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs") representing securities of foreign companies. These securities may not necessarily be denominated in the same currency as the securities which they represent.


OTHER INVESTMENT POLICIES AND TECHNIQUES

        The Funds will also utilize certain sophisticated investment techniques described below, some of which involve substantial risks. Additional information about some of the investment techniques described below and the related risks is contained in the Statement of Additional Information.

        OPTIONS AND WARRANTS. Each Fund may invest up to 5% of its net assets in options on equity or debt securities or securities indices and up to 10% of its net assets in warrants, including options and warrants traded in over-the-counter markets. An option on a security gives the owner the right to acquire ("call option") or dispose of ("put option") the underlying security at a fixed price (the "strike price") on or before a specified date in the future. A warrant is equivalent to a call option written by the issuer of the underlying security.

        Each Fund may write covered call options on securities in an amount equal to not more than 100% of its net assets and secured put options in an amount equal to not more than 50% of its net assets. A call option written by a Fund is "covered" if the Fund owns the underlying securities subject to the option or if the Fund holds a call at the same exercise price, for the same period and on the same securities as the call written. A put option will be considered "secured" if a Fund segregates liquid assets having a value equal to or greater than the exercise price of the option, or if the Fund holds a put at the same exercise price, for the same period and on the same securities as the put written.


        FUTURES CONTRACTS. Each Fund may invest up to 5% of its net assets in initial margin or premiums for futures contracts and options on futures contracts, including stock index futures and financial futures. A commodity futures contract obligates one party to deliver and the other party to purchase a specific quantity of a commodity at a fixed price at a specified future date, time and place. In the case of a financial future, the underlying commodity is a financial instrument, such as a U.S. Treasury Bond.


        No consideration will be paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with a broker an amount of cash or cash equivalents equal to approximately 5% of the contract amount. Subsequent payments to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates.

        An option on a commodity futures contract gives the purchaser the right, in exchange for the payment of a premium, to assume a position as a purchaser or a seller in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds will trade in commodity futures and options thereon for bona fide hedging purposes and otherwise in accordance with rules of the Commodity Futures Trading Commission.

        FORWARD FOREIGN EXCHANGE CONTRACTS. Since the Funds may invest in securities denominated in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the values of portfolio securities. The rate of exchange between the United States dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

        The Funds may enter into forward foreign exchange contracts for the purchase or sale of foreign currency to "lock in" the United States dollar price of the securities denominated in a foreign currency or the United States dollar equivalent of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the United States dollar, or for speculative purposes. A forward foreign currency exchange contract obligates one party to purchase and the other party to sell an agreed amount of a foreign currency on an agreed date and at an agreed price.

        The Funds may purchase put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot prices of the currency at the time the option expires. Call options convey the right to buy the underlying currency at the time the option expires. Each Fund may also write covered call options in an amount not to exceed the value of the Fund's portfolio securities or other assets denominated in the relevant currency and secured put options in an amount equal to 50% of its net assets.

        ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities or private placements. An illiquid security is a security that cannot be sold quickly in the ordinary course of business. The absence of a trading market may adversely affect the ability of the Funds to sell such illiquid securities promptly and at an acceptable price, and may also make it more difficult to ascertain a market value for such securities. Certain securities cannot be sold to the U.S. public because of their terms or because of SEC regulation. The Investment Advisers may determine that securities that cannot be sold to the U.S. public but that can be sold to institutional investors (Rule 144A Securities) or on foreign markets are liquid. The Investment Adviser will follow guidelines established by the Board of Directors of the Company in making liquidity determinations for Rule 144A and other securities.

        BORROWING AND LENDING. Each Fund may borrow money from banks for temporary emergency purposes in an amount not to exceed one-third of its total assets. Borrowing by a Fund will cause it to incur interest and other expenses. Borrowing by a Fund, also known as leverage, will also tend to exaggerate the effect on the net asset value of the Fund's shares of any increase or decrease in the market value of the Fund's assets.

        Each Fund may lend its portfolio securities to institutions deemed creditworthy pursuant to procedures established by the Board of Directors. No such loan will be made which would cause the aggregate market value of all securities lent by a Fund to exceed 15% of the value of the Fund's total assets.

        ADJUSTABLE RATE INDEX NOTES. Each Fund may invest in adjustable rate index notes (ARINs) or similar instruments. An ARIN is a form of promissory note issued by a brokerage firm or other counterparty which provides that the amount of principal or interest paid will vary inversely in proportion to changes in the value of a specified security. Under such an instrument, the Fund will make a profit if the value of the specified security decreases and will suffer a loss if the value of the specified security increases. The effect of such an instrument is equivalent to a short sale of the specified security, except that the potential loss to the Fund is limited to the amount invested in the ARIN, whereas in the case of a short sale the short seller is potentially subject to unlimited risk of loss. The Funds could suffer losses in the event of a default or insolvency of the brokerage firm or other counterparty issuing the ARIN.


        OTHER INVESTMENT ACTIVITIES. It is likely that new investment products will continue to develop which will combine elements of options, futures contracts or debt securities with other types of derivative financial products, such as swaps, caps and floors, or which will otherwise tie payments to be made or received to the value of specific securities or to existing or new indices. Swaps involve the exchange by two parties of their respective obligations to pay or receive a stream of payments. For example, a Fund might exchange floating interest payments for fixed interest payments, or a series of payments in one currency for a series of payments in another currency. The purchase of a cap or floor entitles the purchaser to receive payment on an agreed principal amount from the seller if a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest or exchange rate. A Fund will not enter into swaps, caps or floors if on a net basis the aggregate notional principal amount of such agreements exceeds the net assets of the Fund.

        The Funds may invest and trade in derivative financial products to the extent permitted by applicable regulations. Derivative products are frequently traded on over-the-counter markets and will usually be subject to the restriction that not more than 15% of the net assets of each Fund may be invested in illiquid securities. The Funds will purchase or sell derivative products for hedging purposes only, unless otherwise permitted by applicable regulations.


DIVERSIFICATION; INVESTMENT RESTRICTIONS

        The Investment Company Act of 1940 (the "Act") classifies investment companies as either diversified or non-diversified. The Company qualifies as a diversified company. Accordingly, each Fund's investments will be diversified to the extent that, with respect to 75% of its total assets, no more than 5% of its total assets will be invested in any one issuer, and a Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. Each Fund's investments will be selected among different industries, such that not more than 25% of its total assets will be invested in any one industry. The preceding limitations will not apply to securities of the United States government, its agencies or instrumentalities.

        Each Fund is subject to certain fundamental investment restrictions and limitations which are set forth in full in the Statement of Additional Information. These fundamental policies cannot be changed without approval of a majority of each Fund's outstanding voting securities. All restrictions, except the restriction relating to borrowing, shall apply only at the time an investment is made, and a subsequent change in the value of an investment or of a Fund's assets shall not result in a violation.


RISK CONSIDERATIONS

        INVESTING IN FOREIGN SECURITIES. GAM International, Europe, Pacific Basin, Asian Capital and Japan Capital Funds will invest primarily in securities of foreign issuers, and GAM Global, North America, and GAMerica Capital Funds may invest a portion of their assets in securities of foreign issuers. Investors should carefully consider the risks involved in investments in securities of non-U.S. companies and governments. Such risks include fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. Securities prices in non-U.S. markets are generally subject to different economic, financial, political and social factors than are the prices of securities in U.S. markets. These factors may result in either a larger gain or a larger loss than an investment in comparable U.S. securities.

        The Funds may enter into forward foreign exchange contracts in an attempt to hedge against adverse fluctuations in the relative rates of exchange between different currencies. However, attempting to hedge the value of a Fund's portfolio securities against a decline in the value of a currency will not eliminate fluctuations in the underlying prices of the securities. There can be no assurance that such hedging attempts will be successful.

        There is likely to be less publicly available information concerning non-U.S. issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are not subject to the same accounting, auditing and financial reporting standards as are applicable to U.S. companies. There may be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the United States.


        Non-U.S. securities exchanges generally have less volume than the New York Stock Exchange and may be subject to less government supervision and regulation than those in the United States. Securities of non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies.


        Non-U.S. brokerage commissions and custodial fees are generally higher than those in the United States, and the settlement period for securities transactions may be longer, in some countries up to 30 days. Dividend and interest income from non-U.S. securities may be subject to withholding taxes.

        GAM Pacific Basin and Asian Capital Funds and, to a lesser extent, GAM Europe, International and Global Funds may invest a portion of their assets in securities of issuers in developing countries or emerging markets, which generally involve greater potential for gain or loss. In comparison to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a smaller number of securities.

        GAM Europe, Pacific Basin, Japan Capital, Asian Capital, North America and GAMerica Capital Funds will invest primarily in specific geographic areas. An investment in one of these Funds will tend to be affected by political, economic, fiscal, regulatory or other developments in the relevant geographic area to a greater extent than investments in the other Funds. For example, securities markets in Europe may be affected by the efforts of certain European countries to adopt a single currency, coordinate monetary and fiscal policies and form a single market and trading block. Investments in the securities of issuers in Eastern Europe typically would involve greater potential for gain or loss than investments in securities of issuers in Western European countries.

        The extent of economic development, political stability and market depth of different countries in the Pacific Basin varies widely. Certain countries in the Pacific Basin are either comparatively underdeveloped or are in the process of becoming developed, and investments in the securities of issuers in such countries typically would involve greater potential for gain or loss than investments in securities of issuers in developed countries.

        A large part of the Japanese economy is dependent on international trade, so that modifications in international trade barriers and fluctuations in trade flows may indirectly affect the value of the Fund's shares. Japan is currently in a recession and its stock market has declined in the past several years. In recent years, Japanese securities markets have also experienced relatively high levels of volatility.


        INVESTING IN SMALLER COMPANIES. Each Fund may invest in all types of companies, including companies in the earlier stages of development. Investing in smaller, newer companies generally involves greater risk and potentially greater reward than investing in larger, more established companies. Smaller, newer companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key persons for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies.

        FIXED INCOME SECURITIES. The Funds will invest in fixed income securities which involve interest rate risk. As interest rates rise, bond values generally fall, and as interest rates fall, bond values generally rise. The Funds may also purchase debt securities issued by smaller or financially distressed companies, including securities of companies which may have defaulted on interest or principal payment obligations. Such debt securities may have very low ratings or no ratings, may be considered speculative investments, and involve greater risk of loss of interest and principal.

        OPTIONS, FUTURES AND OTHER DERIVATIVES. Trading in options, futures and other forms of derivatives involves substantial risks. The low margin and premiums normally required in such trading provide a large amount of leverage. A relatively small change in the price of a security or index underlying a derivative can produce a disproportionately larger profit or loss, and a Fund may gain or lose more than its initial investment. There is no assurance that a liquid secondary market will exist for options, futures or derivatives purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. There can be no assurance that the Funds' hedging transactions will be successful. If the Investment Advisers predict incorrectly, the effect on the value of a Fund's investments may be less favorable than if the Fund had not engaged in such options and futures trading.


        Foreign currency forward contracts, repurchase agreements, ARINS, and certain other types of futures, options and derivatives are entered into directly between the Funds and banks, brokerage firms and other investors in over-the-counter markets rather than through the facilities of any exchange. A Fund may experience losses or delays in the event of a default or bankruptcy of a bank, broker-dealer or other investor with which the Fund entered into such an agreement. Some derivatives may constitute illiquid securities which cannot readily be resold.

                             ---------------------

        For more complete information regarding risks which investors should consider before making an investment in a Fund, see "Investment Objective and Policies--Risk Considerations" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                      Shareholder Transactions and Services
--------------------------------------------------------------------------------
        Following is information relevant to purchasing, selling and exchanging shares of the Funds, as well as a description of the shareholder services and programs available. All transactions will be processed through the Funds' transfer agent, Chase Global Funds Services Company (the "Transfer Agent") at the address and telephone number set forth below under "Shareholder Inquiries".


        The price or net asset value ("NAV") per share for each Fund and class, other than GAM Japan Capital Fund, is determined at the close of regular trading (normally 4 p.m. New York time) on each day the New York Stock Exchange is open for business (normally Monday through Friday). GAM Japan Capital Fund's NAV is calculated at the close of trading on the Tokyo Stock Exchange. NAV per share is determined by dividing the value of a Fund's securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the number of the Fund's shares outstanding. Purchase, sale and exchange transactions in shares of the Funds will be processed based on the NAV per share on the date the transaction request is received and accepted.


        Securities traded on foreign exchanges will ordinarily be valued at the last quoted sale price available before the close of the New York Stock Exchange (except as described above with respect to securities held by GAM Japan Capital
Fund). If a security is traded on more than one United States or foreign exchange, the last quoted sales price on the exchange which represents the primary market for the security will be used. Because some of the Funds' portfolio securities may be traded on certain weekend days and on days that are holidays in the United States but not in other countries where trading occurs, the net asset value of a Fund's portfolio may be significantly affected at times when a shareholder has no ability to purchase or redeem shares of the Fund.


PURCHASING SHARES


        Shares of each Fund are offered on a continuous basis. Orders received in good form prior to 4:00 p.m. New York time (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing price or NAV, plus any applicable initial sales charge. Purchase orders must be accompanied by a completed and signed application, and are subject to acceptance and collection of full payment. Each Fund and GAM Services, Inc., the Funds' distributor ("GAM Services"), reserve the right to reject any purchase order.

        The minimum initial investment in each Fund is $5,000 and subsequent investments must be at least $500, except that the minimum initial investment for IRA accounts is $2,000 and the minimum subsequent investment is $500. You can initiate any purchase, exchange or sale of shares through your financial services firm or shares may be purchased by mail directly from the Transfer Agent by forwarding the Purchase Application form attached to this Prospectus. Complete the appropriate parts of the Purchase Application following the instructions set forth on the form and mail it with your check payable to "GAM Funds, Inc." Payment for shares may also be made by wire transfer after you have mailed in your Purchase Application. Wire instructions are included in the Purchase Application. In addition to the Funds, investors may also purchase directly or by exchange, without charge, shares of The Reserve Funds - Primary Fund, an open-end management investment company commonly known as a money market fund (the "GAM Money Market Account"). The GAM Money Market Account is offered through GAM Services, but is not a series of the Company.


        Each Fund offers Class A shares, and GAM International, GAM Global and GAM Pacific Basin Funds offer Class D shares. Each class has its own cost structure, allowing investors to choose the one that best meets their requirements. Investors should consult their financial services firm to assist them with this decision. Share purchases and other transactions are electronically recorded (book-entry shares). The Funds do not generally issue certificates for shares purchased.


CLASS A SHARES


        Class A shares are offered at net asset value plus an initial sales charge as set forth below, unless the purchase qualifies for a complete waiver of the charge. Large order purchases and purchases by eligible employee retirement plans may be made without a sales charge; however, such purchases may be subject to a contingent deferred sales charge. Class A shares are also subject to an ongoing fee of 0.30% annually of the average daily net assets of each Fund represented by Class A shares pursuant to the Class A Share Plan of Distribution adopted by the Funds. (See "Management of the Funds - The Distributor").
                                                                 AMOUNT
                                                                 REALLOWED
                         SALES LOAD        SALES LOAD            TO DEALERS
                         (AS % OF          (AS % OF NET          (AS % OF
PURCHASE AMOUNT          OFFERING PRICE)   AMOUNT INVESTED)      OFFERING PRICE)

Up to $100,000           5.00%             5.26%                 4.0%
$100,000- $299,999       4.0%              4.17%                 3.0%
$300,000-$599,999        3.0%              3.09%                 2.0%
$600,000-$999,999        2.0%              2.04%                 1.0%
$1,000,000 and over      0%                See Large Order
                                             Purchases Below

CLASS D SHARES

        Class D shares are offered at net asset value plus an initial sales charge which is lower than the sales charge imposed on Class A shares. Class D shares are also subject to an ongoing fee of 0.50% annually of the average daily net assets of each Fund represented by Class D shares pursuant to the Class D Share Plan of Distribution adopted by the Funds. (See "Management of the Funds - The Distributor").

                                                                 AMOUNT
                                                                 REALLOWED
                        SALES LOAD         SALES LOAD            TO DEALERS
                        (AS % OF           (AS % OF NET         (AS % OF
PURCHASE AMOUNT         OFFERING PRICE)    AMOUNT INVESTED)      OFFERING PRICE)
Up to $100,000          3.50%              3.63%                 2.5%
$100,000- $299,999      2.5%               2.56%                 1.5%
$300,000-$599,999       2.0%               2.04%                 1.0%
$600,000-$999,999       1.5%               1.52%                 1.0%
$1,000,000 and over*    0%

*Purchases of $1 million or more should be for Class A shares. Please consult your financial services firm.

SALES CHARGE REDUCTIONS AND WAIVERS


        REDUCTIONS. Certain purchases of Class A and Class D shares may qualify for reduced or eliminated sales charges. Investors qualifying for a complete waiver of the sales charge should purchase Class A shares. Please refer to the Purchase Application or consult your financial services firm to take advantage of these purchase options.


        RIGHTS OF ACCUMULATION. You may add the value of any shares of the same class already owned to the amount of your next investment in that class for purposes of calculating the sales charge.

        STATEMENT OF INTENTION. You may purchase shares of the same Class subject to a sales load over a 13-month period and receive the same sales charge as if all shares had been purchased at once.


        COMBINATION PRIVILEGE. You may combine shares of the same class of more than one Fund, and individuals may include shares purchased for themselves, their spouse and children under the age of 21 for purposes of calculating the sales charge.


        WAIVERS OF FRONT-END SALES CHARGES. Shares may be offered without the front-end sales charge to active and retired Fund directors and other persons affiliated with the Fund or GAM Services or its affiliates, broker-dealers having sales agreements with GAM Services, and spouses and minor children of the foregoing persons or trusts or employee benefit plans for the benefit of such persons; persons investing the proceeds of a redemption of shares of any other investment company managed or sponsored by an affiliate of GAM Services; accounts managed by an affiliate of GAM Services; financial representatives utilizing Fund shares in fee-based investment products under agreements with GAM Services or the Funds; organizations described in Section 501(c)(3) of the Internal Revenue Code of 1986; financial institution trust departments investing an aggregate of $1 million or more in the Funds; and certain tax qualified plans of administrators who have entered into a services agreement with GAM Services or the Funds. The sales load will also be waived on the purchase of Class A shares through a dealer where the investment represents the entire proceeds from another mutual fund with the same or similar objective, PROVIDED that the following conditions are met: the redemption occurred no more than 60 days prior to the purchase of shares of a GAM Fund, the redeemed shares were held for at least six months prior to redemption, and the proceeds of the redemption are sent directly to the Fund or its agent, or maintained temporarily in cash or a money market fund. No commissions will be paid to dealers in connection with such purchases.


        LARGE ORDERS PURCHASES AND PURCHASES BY ELIGIBLE PLANS. Purchase orders of $1 million or more and all purchase orders by employee retirement plans with more than 100 participants will not be subject to the front-end sales charge.
GAM Services may advance to dealers a commission from its own resources in connection with these purchases based upon cumulative sales in each year or portion thereof. GAM Services will pay 1% of sales up to $2 million; 0.80% on sales of $2 million up to $3 million, 0.50% on sales of $3 million up to $5 million, and 0.25% on sales of $5 million and above. Those purchases for which GAM Services pays a commission (and the payment of which has not been waived by the dealer) are subject to a 1% contingent deferred sales charge ("CDSC") on any shares sold within 18 months of purchase. In the case of eligible retirement plans, the CDSC will apply to redemptions at the plan level only. 12b-1 fees earned on assets representing large order purchases or purchases by eligible plans will be retained by GAM Services for one year after the purchase is effected in order to reimburse it for a portion of the dealer payment.

        The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares acquired by reinvesting your dividends. To keep the CDSC as low as possible, each time an investor places a request to sell shares, the Fund will first sell any shares in your account that are not subject to a CDSC.


        The CDSC will be waived on shares sold to make payments through a systematic withdrawal plan; due to the death or disability of a shareholder; in connection with exchanges for Class A shares of another Fund; by retirement plans due to any benefit payment such as loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of excess contributions; and in connection with mandatory distributions under 403(b) plans and individual retirement accounts.

SELLING SHARES

        Shares may be sold on any day the New York Stock Exchange is open, either through your financial services firm or directly to the Funds' Transfer Agent. Financial services firms must receive requests before 4:00 p.m., New York time, and are responsible for furnishing all necessary documentation to the Transfer Agent. You will receive the NAV (price) per share on the date your request is received in proper order for processing, less any applicable CDSC on Class A shares.

        Requests made directly to the Transfer Agent must be made in writing unless you have elected telephone redemption privileges. (See "Telephone Transactions" below.) The written request, signed by the registered account holder(s), must be addressed and mailed to the Transfer Agent, indicating the number of shares or dollar amount to be sold. Your signature(s) must be guaranteed by a bank, member firm of a national stock exchange or another eligible guarantor institution. A notary public is not acceptable. If you hold certificates representing your shares, the certificate, endorsed for transfer, must accompany your request. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Please contact the Transfer Agent.

        When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears, which may take up to ten days after the purchase. In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as permitted by law. The value of your shares at the time of sale may be more or less than you paid for them. The sale of shares may be a taxable event to you. (See "Tax Matters".)

        INVOLUNTARY REDEMPTIONS. Except in the case of retirement accounts and accounts maintained by administrators for retirement plans, if your account value falls below $1,000 due to withdrawals other than by use of the systematic withdrawal program described below, you may be asked to purchase more shares within 30 days. If your account is not brought back to the minimum account size, the Fund may close the account and mail the proceeds to the registered address for the account. Your account will not be closed if the value has decreased due to Fund performance or the payment of sales charges. No CDSC will be imposed on accounts closed involuntarily.

        REINSTATEMENT PRIVILEGE. If you sell shares of a Fund, you may reinvest in your existing account (or a new account reopened under the same registration) some or all of the proceeds in the same class of shares of any Fund within 60 days without a sales charge. If you paid a CDSC at the time of sale, you will be credited with the portion of the CDSC paid in respect of the reinvested proceeds.


EXCHANGES

        Shares of one Fund may be exchanged for shares of the same class of another Fund, or for shares of the GAM Money Market Account, generally without paying any sales charge. Upon an exchange from the GAM Money Market Account into a Fund, investors who purchased the GAM Money Market Account directly must pay the initial sales charge imposed by the Fund into which they exchange. Shares subject to a CDSC will be subject to the same CDSC after the exchange, which will continue to age from the original purchase date. A Fund may refuse any exchange order, and may change or cancel the exchange privilege at any time upon 60 days' notice to shareholders.
        Unless an investor has elected the telephone or facsimile exchange privilege, investors must request in writing a sale of all or a portion of their current investment and a simultaneous purchase into a separate Fund(s), which the investor must indicate on a new application form. An executed request to sell and a Purchase Application must be mailed to the Transfer Agent for processing. An exchange out of a Fund is treated as a sale and may result in a gain or loss for tax purposes. (See "Tax Matters".)

OTHER ACCOUNT SERVICES


        DIVIDEND REINVESTMENT. Investors may opt to have their dividends reinvested in additional shares of the same Fund and class. Unless you direct otherwise, your distributions will be automatically reinvested. You can choose on the Purchase Application to have a check for your dividends mailed to your registered address. However, if your dividend checks are returned to the Fund because they are not deliverable after two attempts, your dividends will automatically be reinvested thereafter in additional shares of the same Fund and class.
        SYSTEMATIC WITHDRAWAL PLAN. This program allows investors to sell their shares at regular periodic intervals and direct payment of the proceeds to themselves or to a third party. To initiate this option, you must have at least $10,000 worth of shares in your account. You may elect this option by providing the information required in the appropriate section of the Purchase Application. Withdrawals concurrent with the purchase of shares of the Funds will be disadvantageous because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Fund shares are discouraged when participating in this program.
        AUTOMATIC INVESTMENT PLAN. You may make additional purchases in incremental amounts of $500 or more through an automatic investment program.
Monthly  or  quarterly   investments  will  be  debited  automatically  at  your
instruction from your account at a financial institution. To enroll in this program, please complete the appropriate sections of the Purchase Application or contact the Transfer Agent. You may terminate the program at any time by written notice to the Transfer Agent. Termination will become effective within 30 days after receipt of your request. The Fund may immediately terminate your
participation   in  the  event  that  any  item  is  unpaid  by  your  financial institution.


        TELEPHONE AND FACSIMILE PRIVILEGES. Telephone and facsimile redemption and exchange privileges are available and can be initiated by properly completing the appropriate sections of the Purchase Application or contacting the Transfer Agent. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has procedures in place to verify the identity of the caller. If these procedures are not followed, the Transfer Agent is responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds of telephone and facsimile redemptions will only be mailed to your registered address or sent by wire transfer to an account designated in advance.

        SHAREHOLDER INQUIRIES. Please contact your financial representative for further instructions and assistance with your investment, or contact the Transfer Agent at the following address or telephone numbers:


                          Chase Global Funds Services Company
                          73 Tremont Street
                          Boston, MA 02108
                          (800) 426-4685
                          (617) 557-8000 ext. 6610
                          Facsimile: (617) 557-8635

DIVIDENDS AND TAX MATTERS


        So long as each Fund meets the requirements for being a tax-qualified regulated investment company it pays no federal income tax on the earnings it distributes to shareholders. Each Fund intends annually to pay a dividend representing its entire net investment income and to distribute all its realized net capital gains. In so doing, the Fund will avoid the imposition of any excise taxes. Dividends, whether reinvested or taken as cash, are generally taxable. Dividends from long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.


        After a Fund makes a distribution to shareholders, the value of each outstanding share of the Fund will decrease by the amount of the distribution. If a shareholder purchases shares immediately before the record date of the distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gain distribution.

        Normally, any sale or exchange of shares of a Fund will be a taxable event. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The Form 1099 and Tax Notice that is mailed to you every January details your distributions and their federal tax category. You should verify your tax liability with your tax professional. Please consult the Statement of Additional Information for a description of certain other tax consequences to shareholders.


--------------------------------------------------------------------------------
                             Management of the Funds
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

        The business of the Funds is supervised by the Board of Directors, who may exercise all powers not required by statute, the Articles of Incorporation or the By-Laws to be exercised by the shareholders. When appropriate, the Board of Directors will consider separately matters relating to each Fund or to any class of shares of a Fund. The Board elects the officers of the Company and retains various companies to carry out the Fund's operations, including the investment advisers, custodian, administrator and transfer agent.

INVESTMENT ADVISERS

        Each Fund is advised by GAM International Management Limited ("GAM"), a corporation organized in 1984 under the laws of the United Kingdom, with its principal offices located at 12 St. James Place, London SW1A 1NX England. Fayez Sarofim & Co. ("Sarofim"), a Texas corporation organized in 1958 with offices at Two Houston Center, Houston, TX 77010, serves as co-investment adviser to GAM North America Fund. The individuals primarily responsible for the day-to-day management of each Fund's portfolio are set forth below.


        GAM GLOBAL AND GAM INTERNATIONAL FUNDS. John R. Horseman, Investment Director, joined GAM initially as a member of the Asian team based in Hong Kong. He commenced management of GAM International and GAM Global Funds on April 20, 1990 after moving to the London office. He is now responsible for a number of GAM's other global and international funds, including the offshore fund, GAM Universal US$ Inc.

        GAM PACIFIC BASIN FUND. Michael S. Bunker, Investment Director, has overall responsibility for Asian investment policy. He has over 20 years' investment experience, primarily in Asian markets. He commenced management of GAM Pacific Basin Fund on May 6, 1987. Mr. Bunker also manages the offshore fund GAM Pacific Inc. He is now based in London after having lived in Hong Kong for three years.

        GAM JAPAN CAPITAL FUND. Paul S. Kirkby, Investment Director, is responsible for investment in the Japanese market. Prior to joining GAM in 1985 as a Senior Fund Manager in Hong Kong, he was an investment analyst with New Japan Securities Co. Ltd in Tokyo. He commenced management of GAM Japan Capital Fund on July 1, 1994. Mr. Kirkby also manages the offshore fund GAM Japan Inc. Mr. Kirkby is now based in London having lived in Hong Kong for seven years.

        GAM ASIAN CAPITAL FUND. Adrian L. Cantwell, Investment Director, is responsible for Asia ex Japan portfolios. Prior to joining GAM in 1990, he was a Director of Gartmore Limited, Hong Kong, responsible for South East Asian investment. He commenced management of GAM Asian Capital Fund on May 12, 1995. Mr. Cantwell also manages the offshore funds GAM Asian Inc. and GAM Singapore/Malaysia Inc. He has lived in Hong Kong since 1985.

        GAM EUROPE FUND. John Bennett, Investment Director, is responsible for European markets. Prior to joining GAM in 1993, he was a Senior Fund Manager at Ivory & Sime, responsible for Continental European equity portfolios. He commenced management of GAM Europe Fund on January 1, 1993. Mr. Bennett also manages the offshore fund GAM Pan European Inc. He is based in Edinburgh.

        GAM NORTH AMERICA FUND. Fayez Sarofim founded Fayez Sarofim & Co in 1958 and is the majority shareholder, President and Chairman of the Board. The firm, which serves as co-investment adviser of GAM North America, currently manages aggregate assets of approximately $38 billion under the supervision of Mr. Sarofim. Mr. Sarofim is also a director of Allegheny Teledyne, Inc., Argonaut Group, Unitrin, Inc., Imperial Holly Corp. and EXOR Group. He commenced management of GAM North America Fund on June 29, 1990. Mr. Sarofim also manages the offshore fund GAM US Inc.

        GAMERICA CAPITAL FUND. Gordon Grender, Director, has been associated with the GAM group since 1983. He has been actively involved in fund management in North American stock markets since 1974. He commenced management of GAMerica Capital Fund on May 12, 1995. Mr. Grender also manages GAMerica Inc., an offshore fund with similar investment objectives.


        GAM is an indirect subsidiary of Global Asset Management Ltd., which itself is ultimately controlled, as to approximately 70%, by Lorelock, S.A., which itself is controlled by a discretionary trust of which Mr. de Botton, President and Director of the Company, may be a potential beneficiary and, as to approximately 30%, by St. James's Place Capital plc (a financial services company organized under the laws of and based in the United Kingdom). Global Asset Management Ltd., directly or indirectly through its subsidiaries, manages domestic and foreign mutual funds and managed accounts with aggregate assets of approximately $9.3 billion.


        Subject to the direction and general supervision of the Board of Directors, GAM furnishes the Funds with investment research and advice and makes recommendations with respect to the Funds' purchases and sales of portfolio securities and brokerage allocation, and both GAM and Sarofim provide such services with respect to GAM North America Fund. As compensation for such services, each Fund except GAM North America Fund pays GAM the equivalent to 1.0% per annum of the Fund's average daily net assets. GAM North America Fund pays a fee equal to 0.50% of its average daily net assets to each of GAM and Sarofim, representing an aggregate fee equal to 1.0% of its average daily net assets.

        The Funds' expense ratios may be higher than those of most registered investment companies since the cost of maintaining custody of foreign securities is higher than those for most domestic funds and the rate of the advisory fee paid by each Fund exceeds that of most registered investment companies. The Funds pay for all expenses of their operations.

DISTRIBUTOR AND SALES AND SERVICE COMPENSATION

        GAM Services Inc., an affiliate of GAM with its principal offices located at 135 East 57th Street, New York, New York 10022, serves as distributor and principal underwriter of the Funds' shares. As such, GAM Services compensates financial services firms which sell shares of the Funds pursuant to agreements with GAM Services. Compensation payments originate from sales charges paid by shareholders at the time of purchase and from 12b-1 fees paid out of Fund assets.

        Sales charges are deducted from payment for shares at the time of investment and reallowed to financial services firms as set forth in the table under "Purchase of Shares." These firms typically pass on a portion of this selling compensation to their financial representatives who sell shares of the Funds and provide personal account services to Fund shareholders.

        12b-1 fees vary according to the 12b-1 Plan adopted by each Fund for each class of shares. The Funds pay 12b-1 fees equal to 0.30% annually of the average daily net assets represented by Class A shares. Of this amount, GAM Services retains 0.05% annually and a service fee of 0.25% is reallowed to financial services firms. Funds offering Class D shares pay 12b-1 fees equal to 0.50% annually of those Funds' net assets represented by Class D shares. GAM Services reallows the entire Class D share 12b-1 fee to financial services firms. In the case of Class A and Class D share accounts which are not assigned to a financial services firm, GAM Services retains the entire fee. Distribution fees may be used to pay sales and service compensation to financial services firms and to defray other distribution related expenses enumerated in the 12b-1 Plans. Should the fees collected under the Plans exceed the expenses of GAM Services in any year, GAM Services would realize a profit.

        GAM Services, as distributor for the GAM Money Market Account, collects a fee paid in part by the GAM Money Market Account pursuant to distribution and shareholder service arrangements offered by The Reserve Funds and their principal underwriter.

        GAM Services or the Funds may also contract with banks, trust companies, broker-dealers or other financial organizations to act as shareholder servicing agents to provide administrative services for the Funds, such as processing purchase and redemption transactions, transmitting and receiving funds for the purchase and sale of shares in the Funds, answering routine inquiries regarding the Funds, furnishing monthly and year-end statements and confirmations of purchases and sales of shares, transmitting periodic reports, updated prospectuses, proxy statements and other communications to shareholders, and providing other services as agreed from time to time. For these services, each Fund pays fees to shareholder servicing agents which may vary depending upon the services provided, but do not exceed an annual rate of 0.25% of the daily net asset value of the shares of a Fund owned by shareholders with whom the shareholder servicing agent has a servicing relationship.


CUSTODIAN AND ADMINISTRATOR

        Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Funds' securities and cash and as their administrator. Brown Brothers employs subcustodians for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.


TRANSFER AGENT; SHAREHOLDER SERVICING AGENTS


        Chase Global Fund Services Company, P.O. Box 2798, Boston, Massachusetts 02208 (the "Transfer Agent") serves as shareholder service agent, dividend-disbursing agent, transfer agent and registrar for the Funds. Pursuant to an agreement with GAM Services, the Transfer Agent also provides information to representatives of financial services companies. As referenced above, the Funds and GAM Services also engage and compensate other entities for serving as shareholder servicing and subaccounting agents for the benefit of discrete groups of Fund shareholders.

--------------------------------------------------------------------------------
                              Description of Shares
--------------------------------------------------------------------------------
        GAM Funds, Inc., a Maryland corporation, was organized on May 7, 1984. The Company has eight series of common stock outstanding, each of which may be divided into two classes of shares, Class A shares and Class D shares. The two classes of shares of a series represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects, except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required by the Act or Maryland law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution fees and other expenses of each class. Class D shares bear higher distribution fees, which will cause the Class D shares to pay lower dividends than the Class A shares. The Directors, in the exercise of their fiduciary duties under the Act and Maryland law, will seek to ensure that no conflicts arise between the Class A and Class D shares of a Fund.

        Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the respective series Fund on liquidation. Shares are fully paid and nonassessable when issued, freely transferable, have no pre-emptive, subscription or conversion rights and are redeemable and subject to redemption under certain conditions described above.

        Each share outstanding entitles the holder to one vote. If a Fund is separately affected by a matter requiring a vote, the shareholders of each such Fund shall vote separately. The Company is not required to hold annual meetings of shareholders, although special meetings will be held for purposes such as electing or removing directors, changing fundamental policies, or approving an investment advisory agreement. Shareholders will be assisted in communicating with other shareholders in connection with removing a director as if Section 16
(c) of the Act were applicable.

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------
        This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the securities offered hereby. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

        Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and, in each instance, reference should be made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                           GLOBAL ASSET MANAGEMENT(R)






                                 GAM FUNDS, INC.







                                   PROSPECTUS

                                       AND

                                   APPLICATION









                                 APRIL 30, 1997



No dealer, salesman, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offer by the Company to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

GAM FUNDS, INC. - NEW ACCOUNT APPLICATION

Mail to: Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208 (73 Tremont Street, Boston MA 02108 for express mail services) with your check or money order payable to "GAM Funds, Inc." To make payment by wire, please notify Chase Global at (800) 356-5740 or (617) 557-8000, ext. 6610 of the
incoming wire and to receive a wire reference number. Instruct your bank to wire the funds with the assigned reference number to: Chase Manhattan Bank, N.A. ABA# 021000021 for account of GAM [ ] Fund Subscription DDA #910-2-733186

================================================================================
ACCOUNT REGISTRATION
================================================================================

o   JOINT  TENANT  REGISTRATION  will be as  "joint  tenants  with the  right of survivorship" and not as "tenants in common" unless specified, and both registrants should sign this application.
o TRUST REGISTRATIONS should specify the name of the trust, trustee(s), beneficiary(ies), date of trust instrument, and the trustee, or other fiduciary, should sign this application.
o UNIFORM GIFTS/TRANSFERS TO MINORS REGISTRATION should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number and the custodian should sign this application.)
o INSTITUTIONAL REGISTRATIONS should be in the name of the institution, and an officer should sign, indicating corporate or partnership office or title, this application.
o For an INDIVIDUAL RETIREMENT ACCOUNT (IRA), a different application is required. Please call (800) 426-4685 ext. 1 or your investment representative to obtain an IRA application.


Registration Type: (Choose One)     o Individual              o Gift/Transfer to Minor      o Other--------------
                                    o Joint Tenants           o Trust
Investor(s) Information                          Owner                                      Joint Owner
Name                     ----------------------------------------------        ----------------------------------------
Address                  ----------------------------------------------        ----------------------------------------
                         ----------------------------------------------        ----------------------------------------
City/State/Zip           ----------------------------------------------        ----------------------------------------
Taxpayer   ID/Social     ----------------------------------------------        ----------------------------------------
Security Number          ----------------------------------------------        ----------------------------------------
Date of Birth            ----------------------------------------------        ----------------------------------------
Daytime Phone            (   )-----------------------------------------        ----------------------------------------



================================================================================
INVESTMENT SELECTION
================================================================================

The minimum initial investment is $5,000 per fund and subsequent investments are $500 per fund.


                             Investment Amount         Class A   Class D
GAM International Fund:      $------------------------     o        o        GAM Asian Capital Fund:     $-----------------------
GAM Global Fund:             $------------------------     o        o        GAM North America Fund:     $-----------------------
GAM Pacific Basin Fund:      $------------------------     o        o        GAMerica Capital Fund:      $-----------------------
GAM Europe Fund:             $------------------------                       GAM Money Market Account:   $-----------------------
GAM Japan Capital Fund:      $------------------------



CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS
All dividends and capital gains distributions will be reinvested in additional shares of the same class of the same Fund unless the appropriate boxes below are checked:
    o Pay dividends in cash         o Pay capital gains distributions in cash

================================================================================
INVESTMENT ADVISOR/BROKER (IF APPLICABLE)
================================================================================

Representative's Name      ----------------------    Branch Address-------------
Representative's Number    ----------------------    ---------------------------
Representative's Phone Number  (   )-------------    ---------------------------
Firm Name                ----------------------    Branch Number----------------

================================================================================
ADDITIONAL FEATURES AVAILABLE
================================================================================


TELEPHONE PRIVILEGES By checking any
box, you authorize the Funds or their agents to honor telephone or facsimile requests from you after you have reasonably identified yourself.


o  Telephone  Exchange  --  Exchange  shares of any Fund for shares of any other
                            Fund.
o  Telephone Redemption --  Redemption of shares by telephone.

WIRE TRANSFER

Please complete wiring instructions below if you wish to be able to instruct the Funds to wire redemption proceeds. A nominal fee will be deducted from the redemption proceeds.

Bank Name  --------------------------         ABA #*--------------------------
Name on Account----------------------         Account #-----------------------
Bank Address-------------------------         --------------------------------

* The ABA # is the nine-digit number that proceeds your account number along the bottom of your check.
** Savings and loan associations or credit unions may not be able to receive wire redemptions.

AUTOMATIC INVESTMENT PLAN (OPTIONAL)

By completing the section below you authorize the Fund's Agent to initiate Automated Clearing House ("ACH") debits on the 25th day of each month or the next business day. Please attach a voided check.


Fund                                     Investment Amount                          Monthly     or     Quarterly
-------------------------------------    $-----------------------------------          o                   o
-------------------------------------    $-----------------------------------          o                   o
Bank Name             -------------------------------------------------------        ABA # --------------------------------
Name on Account       -------------------------------------------------------        Account # ----------------------------
Bank Address (City, State Only) -------------------------------------------------------------------------------------------


* The ABA # is the nine-digit number that proceeds your account number along the bottom of your check.


                                                                    OVER, PLEASE

                                                                       CONTINUED
SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)
By completing the section below you authorize the Fund's Agent to redeem the necessary number of shares from your account in order to make periodic payments. The minimum is $500 per Fund.


                                                                                            Choose One
Fund                                Withdrawal Amount                  Monthly       Quarterly    Semi-annually      Annually
-----------------------------      $------------------------------       o               o             o                o
-----------------------------      $------------------------------       o               o             o                o


o Credit to bank account as  designated  under Wire  Transfer or
o Send check to name and address of account registration

* This request for Systematic Withdrawal Plan must be received by the 18th day of the month in which you wish withdrawals to begin. Redemption of shares will occur on the 25th day of the month prior to payment or the next business day.

STATEMENT OF INTENTION (OPTIONAL)
o I/we agree to the Statement of Intention and Escrow Agreement set forth below. Although I/we am/are not obligated to do so, I/we intend to invest in the Funds over a 13-month period at least:

   o $100,000    o $300,000    o $600,000    o $1,000,000

RIGHT OF ACCUMULATION (OPTIONAL)
o I/we qualify for the Right of Accumulation described in the Prospectus. (Please identify in whose name shares are registered, in which Fund(s), the shareholder's account number, and the shareholder's relationship to you):

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


NET ASSET VALUE ELIGIBILITY
o Check here if eligible for waiver of sales load. (Reason must be stated or sales load will be incurred. See page 22)


Specify Reason -----------------------------------------------------------------

AGREEMENT AND SIGNATURE(S)
1. I/we have received, read and carefully reviewed a copy of the Funds' prospectus.


2. All share purchases are subject to acceptance and are governed by New York law.


3. I/we authorize you to honor redemption requests by telephone or facsimile, if so elected above.
4. I/we authorize you to accept telephone or facsimile exchange instructions, if so elected above.
5. I/we authorize you to wire proceeds of redemptions, if so elected above.
6. I/we hereby agree that neither the Company nor Chase Global Funds Services Company will be liable for any loss, liability or expense as a result of any action taken upon instructions believed by it to be genuine and which were in accordance with the procedures set forth in the prospectus.


--------------------------------------------------------------------------------
  ______ U.S. CITIZEN/TAXPAYER: UNDER PENALTY OF PERJURY, I/WE CERTIFY THAT (1) THE NUMBER SHOWN ON THIS FORM IS MY/OUR CORRECT TAXPAYER IDENTIFICATION NUMBER AND (2) I/WE AM/ARE NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I/WE HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I/WE AM/ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST AND DIVIDENDS, OR THE INTERNAL REVENUE SERVICE HAS NOTIFIED ME/US THAT I/WE AM/ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. (IF YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING, STRIKE OUT PHRASE (2) ABOVE.) THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE PRECEDING
  CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP   WITHHOLDING.

  ______ NON-U.S. CITIZENS/TAXPAYER: INDICATED COUNTRY OF RESIDENCE FOR TAX PURPOSES______________________________________________________ UNDER PENALTIES
  OF PERJURY, I/WE CERTIFY THAT WE ARE NOT U.S. CITIZENS OR RESIDENTS AND I/WE ARE EXEMPT FOREIGN PERSONS AS DEFINED BY INTERNAL REVENUE SERVICE.
--------------------------------------------------------------------------------


X-----------------------------------       X---------------------------------
X-----------------------------------       X---------------------------------


SIGNATURE(S) OF ALL APPLICANTS REGISTERED ABOVE - Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for corporation, trust, custodial account, etc.).
                                                      Date --------------  199--
STATEMENT OF INTENTION
If you anticipate investing $100,000 or more in shares of the Funds within a 13-month period, you may obtain a reduced sales load as though the total quantity were invested in one lump sum by filing a Statement of Intention within 90 days of the start of the purchases. To ensure that the reduced price will be received on future purchases, you must inform Chase Global Funds Services Company that this Statement is in effect each time shares are purchased.

Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the application, as described in the prospectus. You are not committed to purchase additional shares, but if your purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, you will pay the increased amount of the sales load prescribed in the Escrow Agreement. Neither dividends nor capital gain distributions invested in additional shares will apply toward the competition of this Statement. If the total purchases under this Statement are large enough to qualify for an even lower sales load than that applicable to the amount specified in the Statement, then you must notify the Transfer Agent and all transactions will then be recomputed at the expiration date of this Statement to give effect to the lower load. Any difference in sales load as a result of these additional purchases will be applied to the purchase of additional shares at the lower load if specified by you or refunded to you in cash if you so specify.

This Statement is not effective until accepted by the Company.

ESCROW AGREEMENT

Out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by Chase Global Funds Services Company in the form of shares registered in your name. All dividends and capital gain distributions on escrowed shares will be paid to you or to your order. When the minimum investment so specified is completed, the escrowed shares will be released. If the investment is not completed, the Company will redeem an appropriate number of the escrowed shares in order to realize any difference between the sales load on the amount specified and on the amount actually attained. Shares remaining after any such redemption will be released from escrow.

In signing the application, you irrevocably constitute and appoint Chase Global Funds Services Company your attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.











                           GLOBAL ASSET MANAGEMENT(R)






                                 GAM FUNDS, INC.







                                   PROSPECTUS

                                       AND

                                   APPLICATION









                                 APRIL 30, 1997



   No dealer, salesman, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this
   Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offer by the Company to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

                                                                       GAM(R)

                                 GAM FUNDS, INC.
                              135 East 57th Street
                               New York, NY 10022
                     Tel: (212) 407-4600/Fax: (212) 407-4684

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 30, 1997

This Statement of Additional Information pertains to the funds listed below, each of which is a separate series of common stock GAM Funds, Inc. (the "Company"), a diversified open-end management investment company. Each series of the Company represents a separate portfolio of securities (each a "Fund" and collectively the "Funds"). The investment objective of each Fund is to seek long term capital appreciation through investment primarily in equity securities. Each Fund seeks to achieve its objective by investing primarily within a particular geographic region in accordance with its own investment policy. There is no assurance that the Funds will achieve their objective.

The Funds are managed by GAM International Management Limited ("GAM"). Fayez Sarofim & Co. ("Sarofim") serves as co-investment adviser to the GAM North America Fund. (GAM and Sarofim are collectively referred to as the "Investment Advisers".) GAM Services, Inc., an affiliate of GAM ("GAM Services") serves as the principal underwriter for the Funds' securities.

               GAM GLOBAL FUND invests primarily in the United States, Europe, the Pacific Basin, and Canada.

               GAM INTERNATIONAL FUND invests primarily in Europe, the Pacific Basin and Canada.

               GAM PACIFIC BASIN FUND invests primarily in the Pacific Basin, including Japan, Hong Kong, Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia and Australia.

               GAM JAPAN CAPITAL FUND invests primarily in Japan.

               GAM ASIAN CAPITAL FUND invests primarily in Asia excluding Japan.

               GAM EUROPE FUND invests primarily in Europe.

               GAM NORTH AMERICA FUND invests primarily in the United States and Canada.

               GAMERICA CAPITAL FUND investing primarily in the United States.

This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Funds, dated April 30, 1997, which can be obtained without cost upon request at the address indicated above.

                                TABLE OF CONTENTS

                                                                           Page

INVESTMENT OBJECTIVE AND POLICIES
         Rating of Securities
         United States Government Obligations
         Repurchase Agreements
         Options
         Stock Index Futures and Options
         Interest Rate Futures and Options
         Foreign Currency Transactions
         Lending Portfolio Securities
         Warrants
         Borrowing
         Restricted Securities
         Future Developments
         Investment Restrictions
         Risk Considerations
         Portfolio Turnover
PERFORMANCE INFORMATION

NET ASSET VALUE, DIVIDENDS AND TAXES
         Net Asset Value
         Suspension of the Determination of Net Asset Value
         Tax Status

MANAGEMENT OF THE COMPANY
         Compensation of Directors and Executive Officers
         Principal Holders of Securities

INVESTMENT ADVISORY AND OTHER SERVICES
         Investment Advisory Contracts
         Advisory Fees
         Investment Advisers
         Distributor and Plans of Distribution
         Custodian and Administrator
         Transfer Agent
         Legal Counsel
         Independent Accountants
         Reports to Shareholders

BROKERAGE ALLOCATION

FINANCIAL STATEMENTS
                                       -i-

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of each Fund are described in the Prospectus under the heading "Investment Objective and Policies and Risk Considerations." Set forth below is additional information with respect to the investment objective and policies of each Fund.

RATING OF SECURITIES. Each Fund may invest a substantial portion of its assets in debt securities issued by companies or governments and their agencies and instrumentalities if it determines that the long-term capital appreciation of such debt securities may equal or exceed the return on equity securities. The debt securities (bonds and notes) in which the Funds may invest will be rated C or better by Moody's Investors Services, Inc. ("Moody's") or D or better by Standard & Poor's Corporation ("S&P"), which are the lowest ratings, or, if unrated, be comparable in quality as determined pursuant to guidelines established by the Company's Board of Directors, since debt securities of foreign companies and foreign governments are not generally rated by Moody's or S&P. Each Fund may, for temporary defensive purposes, invest in debt securities (with remaining maturities of five years or less) issued by companies and governments and their agencies and instrumentalities and in money market instruments denominated in currency of the United States or foreign nations. The money market instruments include commercial paper which, when purchased, is rated Prime-1 or better by Moody's or A-1 or better by S&P or, if not rated, is issued by a company which at the date of investment has an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P or is of equivalent investment quality as determined by the Company pursuant to guidelines established and maintained in good faith by the Board of Directors.

None of the Funds will commit more than 5% of its assets, determined at the time of investment, to investments in debt securities which are rated lower than "investment grade" by a rating service. Debt securities rated lower than "investment grade," also known as "junk bonds," are those debt securities not rated in one of the four highest categories by a rating service (e.g., bonds rated lower than BBB by S&P or lower than Baa by Moody's). Junk bonds, and debt securities rated in the lowest "investment grade," have speculative characteristics, and changes in economic circumstances or other circumstances are more likely to lead to a weakened capacity on the part of issuers of such lower rated debt securities to make principal and interest payments than issuers of higher rated investment grade bonds. Developments such as higher interest rates may lead to a higher incidence of junk bond defaults, and the market in junk bonds may be more volatile and illiquid than that in investment grade bonds.


UNITED STATES GOVERNMENT OBLIGATIONS. The Funds may invest in securities of the United States government, its agencies and instrumentalities. United States government securities include United States Treasury obligations, which include United States Treasury bills, United States Treasury notes and United States Treasury bonds; and obligations issued or guaranteed by United States government agencies and instrumentalities. Agencies and instrumentalities include the Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Bank, Student Loan Marketing Association, Federal National Mortgage Association and Government National Mortgage Association.


REPURCHASE AGREEMENTS. Each Fund may, for temporary defensive purposes, invest in repurchase agreements. In such a transaction, at the same time a Fund purchases a security, it agrees to resell it to the seller and is obligated to redeliver the security to the seller at a fixed price and time. This establishes a yield during the Fund's holding period, since the resale price is in excess of the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for a Fund to invest temporarily available cash. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the delivery date; in the event of a default the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The collateral is marked-to-market daily and the Investment Advisers monitor the value of the collateral in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon sum to be paid to a Fund. If the seller were to be subject to a United States bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions in the bankruptcy law. Each Fund may only enter into repurchase agreements with domestic or foreign securities dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Directors.


OPTIONS. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on a Fund's portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing secured put options is to realize income in the form of premiums. The writer of a secured put option accepts the risk of a decline in the price of the underlying security.


Although each Fund generally will purchase or write only those options for which it believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The success of each Fund's options trading activities will depend on the ability of the Investment Advisers to predict correctly future changes in the prices of securities. Purchase or sale of options to hedge each Fund's existing securities positions is also subject to the risk that the value of the option purchased or sold may not move in perfect correlation with the price of the underlying security.

It is a condition to the favorable tax treatment afforded to a regulated investment company, such as the Funds, that each Fund derive less than 30% of its gross income from the sale or disposition of securities (including certain options and futures contracts) held for less than three months. This requirement may limit the extent to which each Fund may engage in trading in options and futures (discussed below), and options and futures trading may increase the risk that a Fund may not satisfy this requirement and that it may therefore become liable for taxes on its income and gains. The greater leverage in options and futures trading may also tend to increase the daily fluctuations in the value of a Fund's shares.

STOCK INDEX FUTURES AND OPTIONS. Each Fund may purchase and sell stock index futures contracts, and purchase, sell and write put and call options on stock index futures contracts, for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market value of the stocks included in the index. An option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the strike price of the option. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the Standard & Poor's
100. In the case of a stock index future, the seller of the futures contract is obligated to deliver, and the purchaser obligated to take, an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. If the assets of a Fund are substantially invested in equity securities, the Fund might sell a futures contract based on a stock index which is expected to reflect changes in prices of stocks in the Fund's portfolio in order to hedge against a possible general decline in market prices. A Fund may similarly purchase a stock index futures contract to hedge against a possible increase in the price of stocks before the Fund is able to invest cash or cash equivalents in stock in an orderly fashion.

The effectiveness of trading in stock index futures and options as a hedging technique will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index future or option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase, sale or writing of a stock index future or option depends upon movements in the level of stock prices in the stock market generally, or in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in a stock index and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Investment Advisers still may not result in a successful hedging transaction.

Successful use of stock index futures by the Funds also is subject to the ability of the Investment Adviser to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions.


Each Fund may purchase and sell commodity futures contracts, and purchase, sell or write options on futures contracts, for bona fide hedging purposes or otherwise in accordance with applicable rules of the Commodity Futures Trading Commission (the "CFTC"). CFTC rules permit an entity such as a Fund to acquire commodity futures and options as part of its portfolio management strategy, provided that the sum of the amount of initial margin deposits and premiums paid for unexpired commodity futures contracts and options would not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

When a Fund enters into a futures contract or writes an option on a futures contract, it will instruct its custodian to segregate cash or liquid securities having a market value which, when added to the margin deposited with the broker or futures commission merchant, will at all times equal the purchase price of a long position in a futures contract, the strike price of a put option written by the Fund, or the market value (marked-to-market daily) of the commodity underlying a short position in a futures contract or a call option written by the Fund, or the Fund will otherwise cover the transaction.


INTEREST RATE FUTURES AND OPTIONS. Each Fund may hedge against the possibility of an increase or decrease in interest rates adversely affecting the value of securities held in its portfolio by purchasing or selling a futures contract on a specific debt security whose price is expected to reflect changes in interest rates. However, if a Fund anticipates an increase in interest rates and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures position.


A Fund may purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates. A Fund will sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on interest rate futures and price movements in the portfolio securities of the Fund which are the subject of the hedge. In addition, a Fund's purchase of such options will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate. The potential loss related to the purchase of an option on an interest rate futures contracts is limited to the premium paid for the option.

Although each Fund intends to purchase or sell commodity futures contracts only if there is an active market for each such contract, no assurance can be given that a liquid market will exist for the contracts at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign securities will usually involve currencies of foreign countries, and since each Fund may temporarily hold funds in foreign or domestic bank deposits in foreign currencies during the completion of investment programs, the value of the assets of each Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission.

Each Fund may enter into forward foreign exchange contracts for speculative purposes and under the following circumstances: When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it purchases or already holds, it may desire to "lock-in" the United States dollar price of the security or the United States dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and the subject foreign currency during the period between the date the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which payment is made or received.

If it is believed that the currency of a particular foreign country may suffer a substantial decline against the United States dollar or another currency, a Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Each Fund will place cash or liquid securities in a separate custody account of the Fund with the Company's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the hedge contracts or otherwise cover such transactions. The securities placed in the separate account will be marked-to-market daily. If the value of the securities placed in the separate account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's uncovered commitments with respect to such contracts.

The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may also purchase an "offsetting" contract prior to the maturity of the underlying contract. There is no assurance that such an "offsetting" contract will always be available to a Fund.

It is impossible to forecast with absolute precision what the market value of portfolio securities will be at the expiration of a related forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a security being sold is less than the amount of foreign currency the Fund is obligated to deliver. Conversely, a Fund may sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


A Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Advisers. Hedging the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


The Funds may purchase or sell options to buy or sell foreign currencies and options on foreign currency futures, or write such options, as a substitute for entering into forward foreign exchange contracts in the circumstances described above. For example, in order to hedge against the decline in value of portfolio securities denominated in a specific foreign currency, a Fund may purchase an option to sell, for a specified amount of dollars, the amount of foreign currency represented by such portfolio securities. In such case, the Fund will pay a "premium" to acquire the option, as well as the agreed exercise price if it exercises the option.

Although each Fund values its assets daily in terms of United States dollars, the Funds do not intend to convert their foreign currency holdings into United States dollars on any regular basis. A Fund may so convert from time to time, and thereby incur certain currency conversion charges. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


LENDING PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to brokers, dealers and financial institutions considered creditworthy when secured by collateral maintained on a daily marked-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. A Fund may at any time call the loan and obtain the return of the securities loaned. No such loan will be made which would cause the aggregate market value of all securities lent by a Fund to exceed 15% of the value of the Fund's total assets. The Fund will continue to receive the income on loaned securities and will, at the same time, earn interest on the loan collateral. Any cash collateral received under these loans will be invested in short-term money market instruments.


WARRANTS. Each Fund may purchase warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Each Fund may invest up to 10% of its net assets, valued at the lower of cost or market value, in warrants (other than those that have been acquired in units or attached to other securities), including warrants not listed on American or foreign stock exchanges. Prices of warrants do not move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such warrant.

BORROWING. Each Fund may borrow from banks for temporary emergency purposes. Each Fund will maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio holdings at the time.

Borrowing money, also known as leveraging, will cause a Fund to incur interest charges, and may increase the effect of fluctuations in the value of the investments of the Fund on the net asset value of its shares. A Fund will not purchase additional securities for investment while there are bank borrowings outstanding representing more than 5% of the total assets of the Fund.

RESTRICTED SECURITIES. The Funds may purchase securities that are not registered for sale to the general public in the United States, but which can be resold to institutional investors in the United States, including securities offered pursuant to Rule 144A adopted by the United States Securities and Exchange Commission ("SEC"). Provided that a dealer or institutional trading market in such securities exists, either within or outside the United States, these restricted securities will not be treated as illiquid securities for purposes of the Funds' investment restrictions. The Board of Directors will establish standards for determining whether or not 144A securities are liquid based on the level of trading activity, availability of reliable price information and other relevant considerations. The Funds may also purchase privately placed restricted securities for which no institutional market exists. The absence of a trading market may adversely affect the ability of the Funds to sell such illiquid securities promptly and at an acceptable price, and may also make it more difficult to ascertain a market value for illiquid securities held by the Funds.

FUTURE DEVELOPMENTS. The Funds may take advantage of opportunities in the area of options and futures contracts and other derivative financial instruments which are developed in the future, to the extent such opportunities are both consistent with each Fund's investment objective and permitted by applicable regulations. The Funds' Prospectus and Statement of Additional Information will be amended or supplemented, if appropriate in connection with any such practices.

INVESTMENT RESTRICTIONS. Each Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "Act"), this means the lesser of (a) 67% or more of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

In accordance with these restrictions, each Fund may not:

1. With respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer (other than the United States government, its agencies and instrumentalities) or purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. (For this purpose all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class.)

2. Invest for the purpose of exercising control or management of another company.

3. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

4. Invest in real estate (including real estate limited partnerships),although a Fund may invest in marketable securities which are secured by real estate and securities of companies which invest or deal in real estate.

5. Invest more than 10% of the value of its total assets in securities of companies which, with their predecessors, have a record of less than three years' continuous operation.

6. Purchase or retain the securities of any issuer if any of the officers or directors of the Company or its investment adviser owns individually more than 1/2 of 1% of the securities of such issuer and together such officers and directors owning more than 1/2 of 1% own more than 5% of the securities of such issuer.

7. Concentrate more than 25% of the value of its total assets in any one industry (including securities of non-United States governments).

8. Make loans, except that this restriction shall not prohibit (1) the purchase of publicly distributed debt securities in accordance with a Fund's investment objectives and policies, (2) the lending of portfolio securities, and (3) entering into repurchase agreements.

9. Borrow money, except from banks for temporary emergency purposes and, in no event, in excess of 33 1/3% of its total assets at value or cost, whichever is less; or pledge or mortgage its assets or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

10. Underwrite securities issued by others except to the extent the Company may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of its portfolio securities.

11. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, reorganization or acquisition of assets or (b) a Fund may purchase securities of closed-end investment companies up to (i) 3% of the outstanding voting stock of any one investment company (including for this purpose investments by any other series of the Company), (ii) 5% of the total assets of the Fund with respect to any one investment company and (iii) 10% of the total assets of the Fund in the aggregate.

12. Invest in interests in oil, gas or other mineral exploration or development programs (including leases), although it may invest in the securities of companies which invest in or sponsor such programs.

13. Invest more than 15% of the Fund's net assets in securities which cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid" securities (including non-negotiable deposits with banks and repurchase agreements of a duration of more than seven days).

14. Participate on a joint or a joint and several basis in any trading account in securities.

15. Issue senior securities (as defined in the Act), other than as set forth in paragraph 9 above and except to the extent that foreign currency forward contracts may be deemed to constitute a senior security.

16. Invest in commodities or commodity futures contracts, except that each Fund may enter into forward foreign exchange contracts and may invest up to 5% of its net assets in initial margin or premiums for futures contracts or options on futures contracts.

If a percentage restriction (other than the restriction on borrowing in paragraph 9) is adhered to at the time of investment, a subsequent increase or decrease in the percentage beyond the specified limit resulting from a change in value or net assets will not be considered a violation. Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the acquisition of such security or property.

RISK CONSIDERATIONS. Investors should carefully consider the risks involved in investments in securities of companies and governments of foreign nations, which add to the usual risks inherent in domestic investments. Such special risks include the lower level of government supervision and regulation of stock exchanges, broker-dealers and listed companies, fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, securities prices in foreign countries are generally subject to different economic, financial, political and social factors than prices of securities of United States issuers.

The Company anticipates that the portfolio securities of foreign issuers held by each Fund generally will not be registered with the SEC nor will the issuers thereof be subject to the reporting requirements of such agency. In addition, the governments under which these companies are organized may impose less government supervision than is required in the United States. Accordingly, there may be less publicly available information concerning certain of the issuers of securities held by the Funds than is available concerning United States companies. In addition, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to United States companies.

It is contemplated that the Funds' foreign portfolio securities generally will be purchased on stock exchanges or in over-the-counter markets located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock exchanges generally have substantially less volume than the New York Stock Exchange and may be subject to less government supervision and regulation than those in the United States. Accordingly, securities of foreign companies may be less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, price volatility can be greater than in the United States.

The Funds may also invest in American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs") representing securities of foreign companies, including both sponsored and unsponsored ADRs. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the cost of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The markets for ADRs and EDRs, especially unsponsored ADRs, may be substantially more limited and less liquid than the markets for the underlying securities.

Foreign broker-dealers also may be subject to less government supervision than those in the United States. Although the Funds endeavor to achieve the most favorable net results on their portfolio transactions, fixed commissions for transactions on certain foreign stock exchanges may be higher than negotiated commissions available on United States exchanges.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, and limitations on the transfer or exchange of funds or other assets of the Funds. The Funds' ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. There is also the risk in certain foreign countries of political or social instability, or diplomatic developments which could affect United States investments as well as the prices of securities in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because the shares of the Funds are redeemable on a daily basis in United States dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain United States dollars to the extent necessary to meet anticipated redemptions. The Funds do not believe that this consideration will have any significant effects on their portfolio strategies under present conditions.

PORTFOLIO TURNOVER. Portfolio turnover rate is calculated by dividing the lesser of a Fund's sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in a Fund's portfolio during the fiscal year. A portfolio turnover rate in excess of 100% is considered to be high. A high portfolio turnover rate may result in higher short-term capital gains to shareholders for tax purposes and increased brokerage commissions and other transaction costs borne by the Fund.


                             PERFORMANCE INFORMATION


The average annual total return of each Fund for the periods ended December 31, 1996 is set forth in the table below. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated that would equate the initial amount invested in a Fund to the redemption value at the end of the period. All dividends and distributions are assumed to be reinvested. The results are shown both with and without deduction of the sales load, since the sales load can be waived for certain investors.

                                                  Average Annual Return
                                         ---------------------------------------
                                         After Deduction of    Without Deduction
                                         Maximum Sales Load      of Sales Load
                                         ------------------    -----------------

   GAM International Fund (Class A)
          1 year                                  3.53%               8.98%
          5 years                                17.54%              18.75%
          10 years                               14.89%              15.48%
          From inception (1/2/85)                20.55%              21.07%

   GAM International Fund (Class D)
          1 year                                  4.54%               8.33%
          From inception (9/5/95)                10.94%              14.06%

   GAM Global Fund (Class A)
          1 year                                  7.11%              12.74%
          5 years                                15.38%              16.57%
          10 years                               11.76%              12.34%
          From inception (5/28/86)               11.55%              12.09%

   GAM Global Fund (Class D)
          1 year                                  7.63%              11.53%
          From inception (9/5/95)                11.82%              15.09%

   GAM Pacific Basin Fund (Class A)
          1 year                                (5.37)%             (0.39)%
          5 years                                 9.91%              11.04%
          From inception (5/6/87)                 9.97%              10.55%

   GAM Pacific Basin Fund (Class D)
          1 year                                (4.65)%             (1.19)%
          From inception (9/5/95)               (2.11)%               0.83%

   GAM Europe Fund
          1 year                                 15.25%              21.32%
          5 years                                 8.75%               9.87%
          From inception (1/1/90)                 3.45%               4.21%

   GAM North America Fund
          1 year                                 17.89%              24.10%
          5 years                                 9.77%              10.90%
          From inception (1/1/90)                11.39%              12.21%

   GAM Japan Capital Fund
          1 year                                (4.86)%               0.15%
          From inception (7/1/94)               (1.02)%               1.03%

   GAM Asian Capital Fund
          1 year                                (1.89)%               3.28%
          From inception (5/12/95)              (3.74)%             (0.68)%

   GAMerica Capital Fund
          1 year                                 12.40%              18.31%
          From inception (5/12/95)                8.28%              11.73%


Prospective investors should note that past results may not be indicative of future performance. The investment return and principal value of shares of a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Comparative performance information may be used from time to time in advertising each Fund's shares. The performance of GAM Global Fund may be compared to the Morgan Stanley Capital International (MSCI) World Index. The performance of GAM International Fund may be compared to the MSCI Europe, Australia, Far East
(EAFE) Index. The performance of GAM Pacific Basin Fund may be compared to the MSCI Pacific Index. The performance of GAM Asian Capital Fund may be compared to the MSCI Combined Far East Index ex Japan. The performance of GAM Japan Capital Fund may be compared to the Tokyo Stock Exchange Index. The performance of GAM North America Fund and GAMerica Capital Fund may be compared to the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. The performance of GAM Europe Fund may be compared to the MSCI Europe and Financial Times Actuaries World Indices--Europe. Each stock index is an unmanaged index of common stock prices, converted into U.S. dollars where appropriate. Any index selected by a Fund may not compute total return in the same manner as the Funds and may exclude, for example, dividends paid on stocks included in the index and brokerage or other fees.


                      NET ASSET VALUE, DIVIDENDS AND TAXES

NET ASSET VALUE. Each Fund determines its net asset value each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays, in addition to Saturdays and Sundays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities, including ADR's, EDR's and options, which are traded on stock exchanges or a national securities market will be valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market will be valued at the last available bid price in the over-the-counter market prior to the time of valuation. Money market securities will be valued at market value, except that instruments maturing within 60 days of the valuation are valued at amortized cost. The other securities and assets of each Fund for which market quotations may not be readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities quoted in foreign currencies will be converted to United States dollar equivalents using prevailing market exchange rates.


SUSPENSION OF THE DETERMINATION OF NET ASSET VALUE. The Board of Directors may suspend the determination of net asset value and, accordingly, redemptions for a Fund for the whole or any part of any period during which (1) the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) the Securities and Exchange Commission may by order permit for the protection of the holders of the Fund's shares.


TAX STATUS. Although each Fund is a series of the Company, it is treated as a separate corporation for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund expects to meet certain diversification-of-assets and other requirements in order to qualify under the Code as a regulated investment company. If it qualifies, a Fund will not be subject to United States Federal income tax on net ordinary income and net capital gains which are distributed to its shareholders within certain time periods specified in the Code. Each Fund intends to distribute annually all of its net ordinary income and net capital gains. If a Fund were to fail to distribute timely substantially all such income and gains, it would be subject to Federal corporate income tax and, in certain circumstances, a 4% excise tax on its undistributed income and gains.

Distributions from net ordinary income and net short-term capital gains are taxable to shareholders as ordinary income. The 70% deduction available to corporations for dividends received from a Fund will apply to ordinary income distributions only to the extent that they are attributable to a Fund's dividend income from United States corporations. Distributions from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares in respect of which such distributions are received have been held by the shareholder. Dividends declared in December will be treated as received in December as long as they are actually paid before February 1 of the following year.


Income from foreign securities purchased by a Fund may be reduced by a withholding tax at the source. If as of the fiscal year-end of a Fund more than 50% of the Fund's assets are invested in securities of foreign corporations, then the Fund may make an election which will result in the shareholders having the option to elect either to deduct their pro rata share of the foreign taxes paid by the Fund or to use their pro rata share of the foreign taxes paid by the Fund in calculating the foreign tax credit to which they are entitled. Distributions by a Fund will be treated as United States source income for purposes other than computing the foreign tax credit limitation.

Distributions of net ordinary income or net short-term capital gains received by a non-resident alien individual or foreign corporation which is not engaged in a trade or business in the United States generally will be subject to Federal withholding tax at the rate of 30%, unless such rate is reduced by an applicable income tax treaty to which the United States is a party. However, gains from the sale by such shareholders of shares of the Funds and distributions to such shareholders from long-term capital gains generally will not be subject to the Federal withholding tax.

Ordinarily, distributions and redemption proceeds earned by a United States shareholder of a Fund are not subject to withholding of Federal income tax. However, distributions or redemption proceeds paid by a Fund to a shareholder may be subject to 31% backup withholding if the shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or an applicable exemption certificate.


In addition to the Federal income tax consequences described above relating to an investment in a Fund, there may be other Federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.

                            MANAGEMENT OF THE COMPANY

The name, address, principal occupation during the past five years and other information with respect to each of the Directors and Executive Officers of the Company are as follows:



     Name and Address:
      Position(s) Held                                     Principal Occupation(s)
      With the Company                                     During Past Five Years
     -----------------                                     -----------------------


Gilbert de Botton*                       Chairman, Global Asset Management Limited,  investment adviser,
Director/President                       and Global Asset Management (U.K.) Ltd., holding company,  1983
12 St. James's Place                     to present;  Vice President,  Global Asset  Management  Limited
London SW1A 1NX                          (Bermuda), investment adviser, 1989 to present.
England


George W. Landau                         Chairman,   Latin   American   Advisory   Board  of   Coca-Cola
Director                                 International,  1988 to  present.  Director,  Emigrant  Savings
2601 South Bayshore Drive                Bank,   Brazil  Equity  Fund,   Chile  Fund,   Latin   American
Suite 1109                               Investment  Fund,  South America Fund,  Latin  American  Equity
Coconut Grove, FL 33133                  Fund,  Emerging  Markets   Telecommunications   Fund,  Emerging
                                         Markets  Infrastructure  Fund,  Global Asset Management  Funds,
                                         and Fundacion  Chile.  Former  President,  Americas Society and
                                         the Council of the Americas, 1985-1993.

Therese Meier*                           Managing Director,  Global Asset Management GAM (Schweiz) A.G.,
Director                                 Zurich, 1983 to present.
Muhlebachstrasse 173
8008 Zurich
Switzerland

Madelon DeVoe Talley                     Author and Investment Consultant;  Commissioner, Port Authority
Director                                 of New York and New Jersey;  Governor  of National  Association
876 Park Avenue                          of Securities Dealers, Inc. (1993-1995),  currently a member of
New York, NY  10021                      the NASD  Selection  Committee;  Director or Trustee:  Alliance
                                         Capital   Management,    L.P.; Corporate  Property  Association
                                         Series   1-10,  Smith   Barney Special  Equity and Fixed Income
                                         Series and Trak Series; New York State  Industrial  Development
                                         Board,  Schroders  Asian  Growth Fund.  Member  of   Investment
                                         Committee  - New  York  State  Retirement Fund. Former Trustee,
                                         New York State Teachers Retirement System, 1988 to 1993.

Roland Weiser                            President,  Intervista,  business consulting,  1984 to present.
Director                                 Director, GAM Diversity Fund and Unimed  Pharmaceuticals,  Inc.
86 Beekman Road                          Former  Senior  Vice  President,  Schering  Plough  Corporation
Summit, New Jersey 07901                 (International).


----------
*Mr. de Botton and Ms. Meier are directors who are  "interested  persons" of the
Company within the definitions set forth in the Act.





Kevin Blanchfield                        Chief  Operating  Officer,  Treasurer and Assistant  Secretary,
Vice President/Treasurer                 Global Asset Management  (USA) Inc., GAM Investments,  Inc. and
135 East 57th Street                     GAM  Services  Inc.,  1995  to  present;   Vice  President  and
New York, NY  10022                      Treasurer,    Global   Asset   Management   (USA)   Inc.,   GAM
                                         Investments,  Inc. and GAM Services Inc., 1993 to 1995;  Senior
                                         Vice President -  Finance and  Administration,  Lazard Freres &
                                         Co., 1991 to 1993.

Lisa M. Hurley                           General Counsel and Secretary,  Global Asset  Management  (USA)
Secretary                                Inc. and Secretary of GAM  Investments,  Inc. and GAM Services,
135 East 57th Street                     Inc.,  1996 to present.  From October 1993 to May 1996,  Senior
 New York, NY  10022                     Vice   President   and   Secretary  of   Northstar   Investment
                                         Management   Corporation  and  Vice  President  and  Secretary,
                                         Northstar   Advantage  Funds.   Prior  to  October  1993,  Vice
                                         President  and  General  Counsel  of  National  Securities  and
                                         Research Corporation and Secretary of the National Funds.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS. Each independent Director of the Company receives annual compensation from the Company of $5,000 per year plus $500 for each meeting of the Board of Directors attended. Each Director is reimbursed by the Company for travel expenses incurred in connection with attendance at Board of Directors meetings. The officers and interested Directors of the Company do not receive any compensation from the Company.


The name, position(s) and information related to the compensation of each of the Directors in the most recent fiscal year are as follows.



                                      Aggregate           Pension or           Estimated       Total Compensation
                                    Compensation      Retirement Benefits   Annual Benefits   From the Company and
   Name and Position(s) Held          From the        Accrued as Part of          Upon            Fund Complex
       With the Company               Company           Company Expenses       Retirement      Paid to Directors
   -------------------------        ------------      -------------------   ---------------   --------------------
Gilbert de Botton                   $0                                                          $0
  Director and President
George W. Landau                    $7,000                                                      $7,000
  Director
Therese Meier                       $0                                                          $0
  Director
Madelon DeVoe Talley                $7,000                                                      $7,000
  Director
Roland Weiser                       $7,000                                                      $7,000
  Director



PRINCIPAL HOLDERS OF SECURITIES. As of January 31, 1997, all Directors and Officers of the Funds as a group owned beneficially or of record less than 1% of the outstanding securities of any Fund except GAMerica Capital Fund, of which the group held 2.5%. To the knowledge of the Funds, as of December 31, 1996, no Shareholders owned beneficially or of record more than 5% of a Fund's outstanding shares, except as set forth below. Mr. Gilbert de Botton, President and Director of the Company, may be deemed to have shared voting or investment power over shares owned by clients or held by custodians or nominees for clients of Global Asset Management (USA) Inc. or other affiliates of GAM, or by employee benefit plans for the benefit of employees of GAM its affiliates, as a result of the indirect ownership of interests in GAM and its affiliates by a trust of which Mr. de Botton is a potential beneficiary. Mr. de Botton disclaims beneficial ownership of such shares.



                                 INTERNATIONAL            GLOBAL                PACIFIC BASIN
                               Class A   Class D        Class A   Class D     Class A   Class D

Enele Co                                  6.54%
1211 Southwest Ave
Portland, OR 97204

Charles Schwab                 22.05%                   13.28%                32.29
101 Montgomery St.
San Francisco, CA 94104

Julius Baer Securities                                   6.08%
330 Madison Ave
New York, NY 10017

Resources Trust Co., Trustee                                      12.04%
fbo R.C. Erfft, IRA
P.O. Box 5900
Denver, CO 80217

Fox & Co.                                                                      8.90%
P.O. Box 976
New York, NY 10268

S. & T.  Hardilek                                                   7.4%
P.O. Box 536
Lake City, CO 81235

Resources Trust                                                    5.62%
FBO H.L. Kenna IRA
Denver, CO 80217

Royal Life Insurance Int'l Ltd.                                   27.91%
Royal Court, Castletown
Isle of Man, BI

Key Trust Co. of Ohio                                                                       81.44%
UOA Pension Plan
Cleveland, OH  44114

                           EUROPE   NORTH AMERICA    JAPAN CAPITAL     ASIAN CAPITAL    GAMERICA

Blush & Co                 5.23%                                                            5.13%
P.O. Box 976
New York, NY 10268

Peter Blum                                                                                  6.17%
Case Postal
1211 Geneve Switz 999

Fayez Serofim                         37.1%
2 Houston Center
Houston, TX 77010

Fox & Co.                 17.l3%     12.03%             12.6%              11.5%            23.34%
P.O. Box 976
New York, NY 10268

Northern Trust fbo
Gordon Trust               5.64%                                           5.94%
P.O. Box 92956
Chicago, IL 60675

Edmond Harmsworth          7.82%      6.78%                                                10.42%
359 Beacon Street
Boston, MA  02110

Infid & Co.                                                                                12.11%
P.O. Box 9005
Church Street Station
New York, NY 10008

Long Island University      6.1%
Brookville, NY 11548

S. Klein Trust                        5.59%                                                 5.87%
c/o Rothschild Bank
8034 Zurich, Switzerland

NAV LLC                                                18.28%
650 Madison Ave.
New York, NY 10022

Post & Co.                 5.87%                                           5.39%
Wall Street Station
New York, NY 10268

Rozenkranz Fndn                                        19.67%
650 Madison Ave.
New York, NY 10022

Charles Schwab            17.97%      9.92%            30.35%             19.43%           12.57%
101 Montgomery Street
San Francisco, CA  94104

J. & M. Schrem             6.52%      5.36%                                7.09%            13.4%
c/o Rothschild Bank
Zolikerstr. 181
CH-8034 Zurich Switz.


                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORY CONTRACTS. The Amended and Restated Investment Advisory Contract dated April 14, 1994 (the "GAM Contract") between the Company and GAM, as amended, was last approved by the Board of Directors (including a majority of the Directors who were not parties to the GAM Contract or interested persons of any such party) on behalf of each Fund on October 24, 1996 and by the shareholders of each Fund (other than GAM Japan Capital Fund, GAMerica Capital Fund and GAM Asian Capital Fund) on April 14, 1994. The investment advisory agreement dated June 29, 1990 between the Company and Sarofim (the "Sarofim Contract") was last approved by the Board of Directors, including a majority of the Directors who are not parties to the Sarofim Contract or interested persons of any such party, on October 24, 1996 and by the shareholders of GAM North America Fund on April 14, 1994. The GAM Contract and the Sarofim Contract will each continue in effect from year to year thereafter if approved annually by the Board of Directors or by the vote of a majority of the outstanding shares of each Fund (as defined in the Act) and, in either event, by the approval of a majority of those Directors who are not parties to the GAM Contract or the Sarofim Contract or interested persons of any such party.


The GAM Contract requires GAM to conduct and maintain a continuous review of each Fund's portfolio and to make all investment decisions regarding purchases and sales of portfolio securities and brokerage allocation for each Fund other than GAM North America Fund. GAM will render its services to each fund from outside the United States. The Sarofim Contract requires Sarofim to provide the same services to GAM North America Fund subject to the supervision and oversight of GAM. Sarofim commenced providing investment advisory services to GAM North America Fund on June 29, 1990.

The GAM Contract and the Sarofim Contract (the "Contracts") each provides that the Investment Advisers will select brokers and dealers for execution of each Fund's portfolio transactions consistent with the Company's brokerage policy (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policy incidentally may help reduce the expenses of or otherwise benefit the other investment advisory clients of the Investment Advisers or their affiliates, as well as the Funds, the value of such services is indeterminable and the Investment Advisers' fees are not reduced by any offset arrangement by reason thereof.

Each of the Contracts provides that the Investment Advisers shall have no liability to the Company or to any shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by an Investment Adviser of its duties under such Contracts or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of a Fund's assets maintained with custodians or securities depositories in foreign countries or from any political acts of any foreign governments to which such assets might be exposed, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Investment Adviser's part or reckless disregard of its duties under the Contract.

Each Contract will terminate automatically in the event of its assignment, as such term is defined under the Act, and may be terminated by each Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Directors of the Company or by vote of a majority of the outstanding shares of a Fund (as defined in the Act).

The Company acknowledges that it has obtained its corporate name by consent of GAM and agrees that if (i) GAM should cease to be the Company's investment adviser or (ii) Global Asset Management Ltd. should cease to own a majority equity interest in GAM, the Company, upon request of GAM, shall submit to its shareholders for their vote a proposal to delete the initials "GAM" from its name and cease to use the name "GAM Funds, Inc." or any other name using or derived from "GAM" or "Global Asset Management," any component thereof or any name deceptively similar thereto, and indicate on all letterheads and other promotional material that GAM is no longer the Company's investment adviser. If GAM makes such request because Global Asset Management Ltd. no longer owns a majority equity interest in GAM, the question of continuing the GAM Contract must be submitted to a vote of the Company's shareholders. The Company has agreed that GAM or any of its successors or assigns may use or permit the use of the names "Global Asset Management" and "GAM" or any component or combination thereof in connection with any entity or business, whether or not the same directly or indirectly competes or conflicts with the Company and its business in any manner.

ADVISORY FEES. For its services to the Funds, GAM receives a quarterly fee of 0.25% of the average daily net assets of each of GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM Asian Capital Fund, GAMerica Capital Fund and GAM Europe Fund during the quarter preceding each payment; and GAM and Sarofim each receives a quarterly fee equal to 0.125% of the average daily net assets of GAM North America Fund. In each case the aggregate advisory fees are equivalent to an annual fee of 1.0% of the average daily net assets of each Fund during the year. The level of advisory fees paid by each Fund is higher than the rate of advisory fee paid by most registered investment companies. The actual advisory fee paid by each Fund during the fiscal years ended December 31, 1996, 1995 and 1994 are set forth below:


                  Inter-                     Pacific                   North       Japan      GAMerica      Asian
                 national     Global          Basin       Europe      America     Capital      Capital     Capital
                 --------     ------         -------      ------      -------     -------      -------     -------

      1996       $8,746,443    $206,365     $710,064     $270,703     $57,701    $350,646     $23,247    $66,992
      1995       $3,085,111    $208,022     $414,221     $203,030     $38,934     $57,489     $16,082    $28,041
      1994       $1,239,629    $241,333     $461,985     $237,793     $20,883     $31,606          NA         NA


Expenses incurred in connection with each Fund's organization, initial registration and initial offering under Federal and state securities laws, including printing, legal and registration fees, and the period over which such expenses are amortized, are set forth below (except for the expenses of GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Europe Fund and GAM North American Fund, which have been fully amortized):

                                       Japan           GAMerica         Asian
                                       Capital         Capital          Capital
                                       -------         --------         -------
Organizational Expenses                $34,166         $30,036          $30,036
Amortized over 5 years beginning       7/1/94          5/12/95          5/12/95

The expense ratio of each Fund may be higher than that of most registered investment companies since the cost of maintaining the custody of foreign securities is higher than that for most domestic funds and the rate of advisory fees paid by the Funds exceeds that of most registered investment companies. In addition, each Fund bears its own operating expenses.



INVESTMENT ADVISERS. All of the Investment Advisers are registered under the United States Investment Advisers Act of 1940, as amended. GAM is controlled by and under common control with other investment advisers (as described below) which have substantial experience managing foreign mutual funds and which have aggregate assets under management of approximately $9.3 billion. Sarofim has aggregate assets under management of approximately $38 billion.



The Directors of GAM and their principal occupations are as follows:


Name and Position Held
with Investment Adviser                     Principal Occupation
--------------------------------------------------------------------------------


Gilbert de Botton, Director. See "Management of the Company" above.

Count Ulric von Rosen, Director. President, Bonnier Medical Division of Bonnier Medical Group, Sweden.

Paul S. Kirkby, Director. Investment Director, Global Asset Management (H.K.)
Ltd.

David J. Miller, Director. Finance Director, Global Asset Management (U.K.) Ltd.

Alan McFarlane, Director. Managing Director (Institutional), Global Asset Management Ltd., investment adviser.

Denis G. Raeburn, Director. Managing Director, Global Asset Management Ltd. and Global Asset Management (U.K.) Ltd., holding company.

Gordon Grender, Director. Investment manager.


GAM is a wholly-owned subsidiary of Global Asset Management (U.K.) Limited, a holding company. Global Asset Management Ltd., an investment adviser organized under the laws of Bermuda, controls the Investment Adviser through its wholly-owned subsidiaries, Greenpark Management N.V. and GAMAdmin B.V. (the latter of which is the direct parent of Global Asset Management (U.K.) Limited). Lorelock, S.A., which is controlled directly by Metrolis Anstalt, a Lichtenstein company, and indirectly by a discretionary trust of which Protec Trust Management Establishment is trustee and Mr. de Botton, a Director and President of the Fund, may be deemed to be a beneficiary, owns approximately 70% of the voting securities of

Global Asset Management Ltd. St. James's Place Capital plc, an international, diversified financial services company, owns approximately 30% through its wholly-owned subsidiary J. Rothschild Investment Management Ltd. St. James's Place Capital plc controls, individually and collectively and directly and indirectly, a number of subsidiaries, which provide financial services and investment management services for various investment companies, among others, and which are involved internationally in various financial service businesses.


The Directors and principal executive officers of Sarofim and their principal occupations are as follows:

         Fayez S. Sarofim            Chairman, Director and President, Sarofim

         Raye G. White               Executive Vice President, Secretary
                                     -Treasurer and Director, Sarofim

         Ralph B. Thomas             Senior Vice President, Sarofim

         William K. McGee, Jr.       Senior Vice President, Sarofim

         Russell M. Frankel          Senior Vice President, Sarofim

         Charles E. Sheedy           Senior Vice President, Sarofim

         Russell B. Hawkins          Senior Vice President, Sarofim


A majority of the outstanding stock of Sarofim is owned by Fayez S. Sarofim. In addition, Mr. Sarofim is a director of Allegheny Teledyne, Inc., Unitrin, Inc., Argonaut Group, Imperial Holly Corp. and EXOR Group, each of which is a publicly traded corporation with principal offices in the United States. Mr. Sarofim is a past director of Teledyne, Inc., MESA, Inc., Alley Theatre, Houston Ballet Foundation and the Museum of Fine Arts Houston.

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION. The Company has entered into distribution agreements (the "Distribution Agreements") with GAM Services under which GAM Services has agreed to act as principal underwriter and to use reasonable efforts to distribute each Fund's Class A and Class D shares. GAM Services is an indirect wholly-owned subsidiary of Global Asset Management Ltd., which also controls GAM.

Pursuant to the Distribution Agreements, GAM Services receives the sales load on sales of each Class of the Funds' shares and reallows a portion of the sales load to dealers/brokers. GAM Services also receives the distribution fees payable pursuant to the Funds' Plans of Distribution for Class A and Class D Shares described below (the "Plans"). The Distribution Agreements may be terminated at any time upon 60 days' written notice, without payment of a penalty, by GAM Services, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Directors of the Fund who are not "interested Persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Agreements. The Distribution Agreements will terminate automatically in the event of their assignment.

In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, GAM Services from time to time may offer assistance to dealers and their registered representatives in the form of business and educational or training seminars. Dealers may not use sales of any of the Funds' shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Costs associated with incentive or training programs are borne by GAM Services and paid from its own resources or from fees collected under the Plans. GAM Services from time to time may reallow all or a portion of the sales charge on Class A and Class D shares to individual selling dealers. Such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

Each Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of its shares. The Plans permit each Fund to compensate GAM Services in connection with activities intended to promote the sale of each class of shares of each Fund. Pursuant to the Plan for Class A shares, each Fund may pay GAM Services up to 0.30% of average daily net assets of the Fund's Class A shares. Under the Plan for Class D shares, each Fund may pay GAM Services up to 0.50% of the average daily net assets attributable to Class D shares of the Fund. Expenditures by GAM Services under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with GAM Services in the form of a Dealer Agreement for GAM Funds, Inc. for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials;
(vi) the cost of printing the Funds' Prospectus and SAI for distribution to potential investors; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Funds.

A portion of the fees paid to GAM Services pursuant to the Plans not exceeding 0.25% annually of the average daily net assets of each Fund's shares may be paid as compensation for providing services to each Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fees"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of GAM Services, such as services to each Fund's shareholders; services providing each Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares, or transmission of orders for the purchase or sale if shares by computerized tape or other electronic equipment; or other processing.

The Directors have concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Directors will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Directors will conduct an additional, more extensive review annually in determining whether the Plans shall be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Directors acting separately on behalf of each Fund and class and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Directors"). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of each

Fund and that other material amendments to the Plans must be approved by a majority of the Plan Directors acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each Plan is in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of the Directors who are not "interested persons." A Plan may be terminated at any time by vote of a majority of the Plan Directors or a majority of the outstanding Class of shares of the affected Fund to which the Plan relates.


The total dollar amount (000's omitted) and manner in which amounts paid by each class of shares of the Funds under the Plans during the last fiscal year were spent is set forth below:

                                                      International Fund

                                            Class A                      Class D
                                            -------                      -------

Advertising                                 $ 10.8                       $  0.3
Printing/Mailing Prospectus/
   SAI to Potential Investors                111.5                          1.8
Compensation to Dealers                      215.3                        100.8
Compensation to Sales Personnel              130.6                          4.1
Other*                                       187.1                         33.0
                                             -----                         ----

Total Disbursements                         $655.3                         $111


                                                         Global Fund

                                            Class A                      Class D
                                            -------                      -------

Advertising                                   $0.2                          $ -
Printing/Mailing Prospectus/
   SAI to Potential Investors                  2.4                          0.2
Compensation to Dealers                        3.8                          1.7
Compensation to Sales Personnel                2.8                          0.4
Other*                                         3.9                          0.4
                                             -----                         ----

Total Disbursements                          $13.1                         $2.7



                                                      Pacific Basin Fund

                                            Class A                     Class D
                                            -------                      -------

Advertising                                   $0.8                          $ -
Printing/Mailing  Prospectus/
   SAI to Potential Investors                  8.4                            -
Compensation to Dealers                        7.2                          7.8
Compensation to Sales Personnel                9.9                          0.1
Other*                                        14.1                          0.1
                                             -----                         ----

Total Disbursements                          $40.4                          8.0

Japan Capital Fund
Class A
-------

Advertising                                   $0.6
Printing/Mailing Prospectus/
   SAI to Potential Investors                  6.3
Compensation to Dealers                        2.8
Compensation to Sales Personnel                7.4
Other*                                        10.6
                                             -----

Total Disbursements                          $27.8


Asian Capital Fund
Class A
-------

Advertising                                   $0.1
Printing/Mailing Prospectus/
   SAI to Potential Investors                  0.8
Compensation to Dealers                        0.9
Compensation to Sales Personnel                0.9
Other*                                         1.4
                                             -----

Total Disbursements                           $4.1



Europe Fund
Class A
-------

Advertising                                   $0.4
Printing/Mailing Prospectus/                   3.9
   SAI to Potential Investors
Compensation to Dealers                        2.7
Compensation to Sales Personnel                4.5
Other*                                         6.5
                                             -----

Total Disbursements                          $18.0

North America Fund
Class A
-------

Advertising                                   $0.1
Printing/Mailing Prospectus/
   SAI to Potential Investors                  1.0
Compensation to Dealers                        0.3
Compensation to Sales Personnel                1.1
Other*                                         1.6
                                             -----

Total Disbursements                           $4.1


GAMerica Capital Fund
Class A
-------

Advertising                                    $ -
Printing/Mailing Prospectus/                   0.3
   SAI to Potential Investors
Compensation to Dealers                        0.1
Compensation to Sales Personnel                0.4
Other*                                         0.6
                                             -----

Total Disbursements                           $1.4
-----------------------

* Includes  travel  and   entertainment   costs  of  internal  sales  personnel,
  communications costs, establishment costs for regional sales personnel and fulfillment expenses.


                            ------------------------


The aggregate dollar amount of underwriting commissions and the amount retained by the Distributor for each of the last 2 fiscal years is a follows:


                                                          1996
                                                     (000's omitted)
                                    Class A                                     Class D
                                    -------                                     -------
                           Aggregate        After Reallowance          Aggregate        After Reallowance

International Fund          $9,386            $3,591                     $584             $199
Global Fund                    217                65                      23                 7
Pacific Basin Fund             215                91                      15                 6
Japan Capital Fund             122                59                      NA
Asian Capital Fund               6                 3                     N/A
Europe Fund                     17                11                     N/A
North America Fund               9                 2                     N/A
GAMerica Fund                   --                --                     N/A


                                                          1995
                                                     (000's omitted)
                                    Class A                                     Class D*
                           Aggregate        After Reallowance          Aggregate        After Reallowance

International Fund          $2,523            $1,656                  $       --           $       --
Global Fund                    101                64                          --                   --
Pacific Basin Fund             110                80                          --                   --
Japan Capital Fund               8                 7
Asian Capital Fund               9                 8
Europe Fund                     16                15
North America Fund              25                22
GAMerica Fund                    2                 2


*Class D Shares were first offered on September 5, 1995.

CUSTODIAN AND ADMINISTRATOR. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 ("Brown Brothers"), serves as custodian of the Company's securities and cash and as its fund accounting agent and administrator. As such, Brown Brothers maintains certain records for the Company required by the Act and applicable Federal and state tax laws, keeps books of account, renders reports and statements, including financial statements, and disburses funds in payment of the Company's bills and obligations.


Brown Brothers is reimbursed by the Company for its disbursements, expenses and charges (including counsel fees but excluding salaries and usual overhead expenses) incurred in connection with the foregoing services and receives a fee from the Company based on a fee schedule in effect from time to time (which is based on the net asset value of each Fund). The agreement provides for termination by either party on 60 days' written notice.


TRANSFER AGENT. Chase Global Funds Service Company, P.O. Box 2798, Boston, Massachusetts 02208, serves as shareholder service agent, dividend-disbursing agent, transfer agent and registrar for the Funds. The Funds also engage other entities to act as shareholder servicing agents and to perform subaccounting services for the benefit of discrete groups of Fund shareholders.

LEGAL COUNSEL. Coudert Brothers, 1114 Avenue of the Americas, New York, New York 10036, acts as legal counsel for the Funds and GAM.

INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109, are the independent accountants for the Company for the fiscal year ending December 31, 1997. In addition to reporting annually on the financial statements of each Fund, the Company's accountants will review certain filings of the Company with the SEC and will prepare the Company's Federal and state corporation tax returns.


REPORTS TO SHAREHOLDERS. The fiscal year of the Company ends on December 31. Shareholders of each Fund will be provided at least semi-annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by independent accountants.

                              BROKERAGE ALLOCATION


The Contracts provide that the Investment Advisers shall be responsible for the selection of brokers and dealers for the execution of the portfolio transactions of each Fund and, when applicable, the negotiation of commissions in connection therewith.


Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are weighed by the Investment Advisers in determining the overall reasonableness of brokerage commissions.

Each Investment Adviser is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the Company and/or other accounts for which the Investment Adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. In reaching such determination, the Investment Advisers will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services.


Research services provided by brokers to the Investment Advisers includes that which brokerage houses customarily provide to institutional investors and statistical and economic data and research reports on particular companies and industries. Research furnished by brokers may be used by each Investment Adviser for any of its accounts, and not all such research may be used by the Investment Advisers for the Funds.


The amount of brokerage commissions paid by each Fund during the three fiscal years ended December 31, 1996 are set forth below:



                  Inter-                      Pacific                    North       Japan     GAMerica      Asian
                 national        Global        Basin       Europe       America     Capital     Capital     Capital
                 --------        ------       -------      ------       -------     -------    --------     -------

      1996      $3,778,350     $109,863     $362,709    $  93,545       $2,512     $139,479     $3,385      $47,627
      1995         706,834       51,949      268,565      149,546        3,906       96,322      6,336       30,158
      1994         614,271      209,240      165,154      120,013        2,304       41,233       NA           NA



                              FINANCIAL STATEMENTS

The audited financial statements of each Fund for the fiscal year ended December 31, 1996 and the report of the Funds' independent auditors in connection therewith are included in the 1996 Annual Report to Shareholders and are incorporated by reference in this Statement of Additional Information.